                                                                   EXHIBIT 10.14


                              AGREEMENT OF LEASE
        BETWEEN CARROLLTON ENTERPRISES ASSOCIATES LIMITED PARTNERSHIP
                                (LANDLORD) AND
                       MACRO INTERNATIONAL INC. (TENANT)
                             DATED AUGUST 27, 1993


                               TABLE OF CONTENTS
                               -----------------

ARTICLE     TITLE                                                   PAGE NO.

     1.     DEMISED PREMISES................................................  1

     2.     LEASE TERM......................................................  4

     3.     FIXED RENT......................................................  5

     4.     ADDITIONAL RENT.................................................  6

     5.     SECURITY DEPOSIT................................................  9

     6.     USE OF DEMISED PREMISES.........................................  9

     7.     CONSTRUCTION....................................................  9

     8.     ALTERATIONS OR IMPROVEMENTS BY TENANT........................... 13

     9.     ADDITIONAL UTILITY RENT......................................... 14

     10.    LANDLORD'S ADDITIONAL COVENANTS................................. 16

     11.    TENANT'S AFFIRMATIVE COVENANTS.................................. 17

     12.    NEGATIVE COVENANTS.............................................. 20

     13.    ASSIGNMENT AND SUBLETTING....................................... 21

     14.    SELF HELP....................................................... 22

     15.    EMINENT DOMAIN.................................................. 22

     16.    CASUALTY DAMAGE................................................. 23

     17.    INSURANCE; INDEMNIFICATION OF LANDLORD; WAIVER OF SUBROGATION... 24

     18.    DEFAULT......................................................... 25

     19.    REMEDIES OF LANDLORD............................................ 26

     20.    LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT....................... 27

     21.    TENANT'S ACCEPTANCE LETTER - ESTOPPEL CERTIFICATES.............. 28

     22.    HOLDOVER BY TENANT.............................................. 28

     23.    ENERGY REBATES.................................................. 28

     24.    SURRENDER OF DEMISED PREMISES................................... 29

     25.    SUBORDINATION................................................... 29

     26.    BROKERS......................................................... 30

     27.    NOTICES......................................................... 30

     28.    MISCELLANEOUS................................................... 31

                                List of Exhibits
                                ----------------

          Exhibit "A":   Plan of Demised Premises [Paragraph 1.1]
          Exhibit "B":   Landlord's Work [Paragraph 7.1]
          Exhibit "C":   Tenant's Work [Paragraph 7.2]
          Exhibit "D":   Rules and Regulations [Paragraph 11.10]
          Exhibit "E":   Tenant's Acceptance Letter [Paragraph 2.1]
          Exhibit "F":   Definitions [Paragraph 1.2.2]
          Exhibit "G":   Non-Disturbance Agreement (Lender) [Paragraph 10.2]
          Exhibit "H":   Sign [Paragraph 1.6]
          Exhibit "I":   HVAC Cost Schedule [Paragraph 9.1]
          Exhibit "J":   Non-Disturbance Agreement (Ground Lessor) [Paragraph
                         10.2]

                               AGREEMENT OF LEASE

     THIS AGREEMENT OF LEASE ("Lease") is made this 27th, day of August, 1993,
                                                                 ------
by and between CARROLLTON ENTERPRISES ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord"), and MACRO INTERNATIONAL INC., a Delaware corporation authorized to do business in the State of Maryland ("Tenant").

     Intending to be legally bound, Landlord and Tenant agree as set forth below.

     1.   DEMISED PREMISES.

          1.1. Original Space.  Landlord, for the term and subject to the
               --------------
provisions and conditions hereof, leases to Tenant, and Tenant rents from Landlord, the space (the "Demised Premises") containing 72,392 rentable square feet (including building core factor of twelve percent (12%)), as shown on Exhibit "A" attached hereto and made a part hereof, on the third, fourth, fifth,
-----------
sixth floors consisting of 65,494 rentable square feet and on the seventh floor, approximately one-half of the seventh floor consisting of 6,898 rentable square feet in the building (the "Building") known as Calverton Building #5, erected on certain land (the "Land") located at 11735 Beltsville Drive in the Calverton Office Park (the "Office Park"), Beltsville, Maryland 20705. Tenant shall have the right in common with others to rights of ingress and egress thereto, and to the extent applicable, the elevators and common lobbies and passageways, stairways, vestibules, emergency systems, parking areas, and entrances.

          1.2. Additional Space.
               ----------------

               1.2.1. Tenant shall have the option to lease up to the remainder of the seventh floor of the Building on the same terms and conditions as Tenant is leasing the original space by giving Landlord written notice of its intention to exercise its option on or before September 30, 1993, specifically identifying the additional space it wishes to acquire. The "Term" for such additional space and the "Lease Commencement Date" shall be the same as provided for below with respect to the original space being leased by Tenant.

               1.2.2. Beginning in the seventy-third (73rd) month of the "Initial Lease Term" (defined below), Tenant shall have an option to lease up to an additional 14,000 rentable square feet in the Building at the then "Additional Premises Fair Market Value" (as defined in Exhibit "F" of this
                                                       -----------
Lease), provided Tenant gives Landlord written notice of its intention to exercise its option for such additional space on or before the beginning of the sixty-first (61st) month of the Initial Lease Term. Landlord agrees to provide Tenant with an improvement allowance of Thirteen Dollars ($13.00) per rentable square foot for the additional space. Landlord shall use reasonable efforts to provide as much of the additional space in the largest blocks of space possible, adjacent to the Demised Premises originally leased hereunder.

               1.2.3. After the thirty-sixth (36th) month of the Initial Lease Term, Tenant shall have the continuing right of first refusal with respect to all other space in the Building, up to an aggregate of 30,000 rentable square feet, during the Initial Lease Term and all "Option Lease Terms" (as defined below), as such space becomes available for leasing by the Landlord, provided that (i) at the time that Landlord gives Tenant notice that such space is available, there shall have not occurred any Event of Default which remains uncured, (ii) this Lease is then in full force and effect, and (iii) at least three (3) years of the "Term" (as defined below) remain (or if less than three
(3) years of the Term remain, Tenant has given notice of its intention to extend this Lease). The exercise of Tenant's right of first refusal shall be further subject to the following conditions:

     (a) As any such space becomes available for leasing, Landlord shall notify Tenant of the availability of such space. Tenant shall then have thirty (30) days to notify Landlord in writing that it wishes to lease all or a portion of the available space.

     (b) If Tenant fails to notify Landlord in writing within any applicable thirty (30) day period that it wishes to exercise its option for all or a portion of such space, Landlord shall be free to lease such space to a third party, until such space becomes available once again.

     (c) If Tenant agrees by reply notice to lease all or a portion of the available space, then, subject to the provisions of Paragraph 1.2.6., it shall promptly enter into a modification of this Lease with Landlord to incorporate the subject space into this Lease at the then Additional Fair Market Value for the Fixed Rent (for comparable buildings in the area of Northern Prince George's County that is, from the western border to Route 50), but otherwise upon substantially the terms and conditions set forth in this Lease.

     (d) Tenant shall be provided with access to all additional space in this Paragraph 1.2 at least ninety (90) days prior to the Lease Commencement Date as defined in Paragraph 2.1 for such space for the purpose of performing renovations and/or construction (each date that occurs ninety (90) days after the date that Tenant has taken possession of each such additional space for purposes of performing renovations and/or construction shall hereinafter be referred to as an "Additional Premises Lease Commencement Date").

               1.2.4. During first thirty six (36) months of the Initial Lease Term, Tenant shall have the right of first refusal (to be exercised as above) for all space on the seventh and eighth floors of the Building at the then Additional Premises Fair Market Value.

               1.2.5 In the event that Tenant exercises any option to lease any additional space pursuant to the provisions of Paragraphs 1.2.2, 1.2.3 or
1.2.4 above, and in connection with the exercise of any such option, Tenant elects to lease less than all of the space then being offered to Tenant, then the portion of such space which Tenant elects not to so lease shall constitute a leasable unit or units, which leasable unit or units shall be mutually agreed upon by Landlord and Tenant.

               1.2.6 Notwithstanding anything in this Lease to the contrary, in the event that Tenant leases any additional space pursuant to the provisions of Paragraphs 1.2.2, 1.2.3 or 1.2.4 of this Lease, then, (a) Tenant shall pay to Landlord Fixed Rent for such additional space, which Fixed Rent shall be the then Additional Premises Fair Market Value of such additional space, (b) except as otherwise provided in Paragraph 1.2.2, Landlord will provide Tenant with the then Additional Premises Fair Market Value concessions then being offered to tenants of similar space, in comparable office buildings located in the Northern Prince George's County, Maryland area (which is considered to be from the western border of Prince George's County to Maryland Route 50), including, without limitation, rental abatements and/or concessions and build- out allowances, and (c) the "base year operating expenses" (as defined in Paragraph 4.1) and the "Base Year Amount" (as defined in Paragraph 4.2) for "Taxes" (as defined in Paragraph 4.2.1) with respect to each such additional space shall be the then Additional Premises Fair Market Value. In the event that Landlord and Tenant are unable to agree upon any of the items set forth in clauses (a), (b) or (c) of the sentence which immediately precedes this sentence, then such item or items shall be determined by arbitration in accordance with the provisions of Exhibit "F" of this Lease.

               1.2.7 The terms of this Lease shall be expressly excluded for purposes of determining the Additional Premises Fair

Market Value with respect to any of the matters set forth in Section 1.2.6 above.

          1.3. Contraction.  If Tenant does not intend to use and occupy up to
               -----------
ten percent (10%) of the Demised Premises beyond the sixtieth (60th) month, it shall so notify Landlord not less than six (6) months before the aforesaid effective date of said contraction. In that case, Tenant shall quit and surrender up to said ten percent (10%) of the Demised Premises (it being understood that the precise amount and location of such square footage to be so surrendered shall be a leasable unit which shall be mutually determined by Landlord and Tenant) to Landlord on or before the aforesaid effective date of said contraction. Upon such surrender the parties shall promptly enter into an appropriate amendment of the Lease to reduce the Demised Premises, the Fixed Rent, Additional Rent, and all other mutually agreed upon matters.

          1.4. Parking   Landlord shall provide Tenant with 3.2 parking spaces
               -------
per 1,000 rentable square feet leased. Fifteen (15) of these spaces shall be located in an area immediately adjacent to the Building and shall be reserved exclusively for Tenant's use. All parking shall be without charge during the Term.

          1.5. Roof Rights  Landlord shall provide roof access from the Demised
               -----------
Premises to, and space on, the roof on a pro rata basis for installation, maintenance and/or replacement by Tenant (at Tenant's expense) of microwave, communication, computer room condenser, or other similar equipment as Tenant may require during the Term as well as fiber and/or optic cable on or with Demised Premises. Landlord reserves the right to reasonably approve such installation. Tenant shall indemnify and hold Landlord harmless from all damage, liability and expense to the roof or the Building which is caused by Tenant's use of the roof for the purposes set forth in this Paragraph 1.5.

          1.6. Signage   (a)  (i)   Prior to the Lease Commencement Date,
               -------
Landlord shall complete construction of a prominent monument sign at the Beltsville Drive entrance to the Building. Tenant, at Landlord's cost, shall be granted primary and dominant signage rights on this monument substantially in accordance with the drawings attached hereto as Exhibit "H". It is expressly
                                                -----------
understood and agreed that, (x) except as expressly provided to the contrary in Paragraph 1.6(a)(ii) below, Tenant's sign panel shall be placed in the top position on the monument and all other sign panels that are located on the monument shall be located beneath Tenant's sign panel, (y) no sign panel, that is placed on the monument shall be larger than Tenant's sign panel, and (z) all sign panels that are placed on the monument shall be consistent in design and color with Tenant's sign panel.

          (ii) In the event (x) Tenant exercises its contraction right specified in Paragraph 1.3 above, (y) such contraction of the Demised Premises under Paragraph 1.3 results in Tenant leasing less than 72,000 square feet in the Building, and (z) a tenant or occupant which occupies more than 72,000 square feet in the Building desires to have its sign panel located on the top position on the monument sign, then Landlord shall have the right, upon five (5) days prior written notice to Tenant, and at Landlord's sole cost and expense, to
(A) grant such other occupant or tenant the right to place its sign panel on the top position of the monument sign, and (B) place Tenant's sign panel on the second most uppermost position on the monument sign. Despite the foregoing, in the event that (i) Landlord has granted any tenant or occupant (other than Tenant) the right to place its sign panel on the top position of the monument sign, and (ii) any such tenant or occupant, for any reason, does not thereafter continue to lease and retain at least 10,000 rentable square feet more than Tenant's then total rentable square footage, then, from and after the date that such tenant or occupant no longer leases and retains at least 10,000 rentable square feet more than Tenant's total rentable square footage, (x) such tenant or occupant shall automatically lose its right to place its sign panel on the top position of the monument sign, (y) Landlord, at its sole cost and expense, shall remove such other occupant's or tenant's sign panel from the top position on the monument sign and (z) Tenant may, at Tenant's cost, place its sign panel on the top position of the monument sign.

          (b) Tenant, at Landlord's sole cost and expense, shall also receive
(i) at least six (6) lines of building standard lobby directory signage, and
(ii) suite entry signage for the Demised Premises. In the event Tenant leases any additional space, Landlord, at Tenant's sole cost and expense, shall provide Tenant with additional suite entry signage.

          (c) Until such time that the Building is seventy-five percent (75%) leased, Landlord will not give building signage to any other tenant or occupant which does not lease and retain at least 10,000 rentable square feet more than Tenant's total rentable square footage leased in the Building at that time. At such time as the Building is 75% leased, if no other tenant or occupant has received building signage, as restricted by this Paragraph, Tenant may, at Tenant's cost, have a sign(s) installed on the facade of the Building subject to Landlord's reasonable approval of design and structure. Said building signage shall be exclusive to Tenant. In the event (i) Tenant has a sign installed on the facade of the Building, and (ii) Tenant exercises its contraction right specified in Paragraph 1.3 above, and (iii) such contraction of the Demised Premises under Paragraph 1.3 results in Tenant leasing less than 72,000 square feet in the Building, and (iv) a tenant or occupant which occupies more than 72,000 square feet in the Building desires such signage, then Tenant, at Landlord's option, shall lose such building signage rights. Despite the foregoing, in the event that at any time after the Building is seventy-five percent (75%) leased, (i) Landlord has granted any tenant or occupant (other than Tenant) building signage in accordance with this Paragraph, and (ii) in the event that any such tenant or occupant, for any reason, does not thereafter continue to lease and actually occupy at least 10,000 rentable square feet more than the number of rentable square feet that Tenant was leasing in the Building as of the date Tenant received written notice from Landlord that Landlord had granted such tenant or occupant such Building signage (the number of rentable square feet so leased by Tenant at such time shall hereinafter be referred to as the "Designated Square Footage") then, from and after the date that such tenant or occupant no longer leases, or no longer actually occupies, at least 10,000 rentable square feet more than the Designated Square Footage, (x) such tenant or occupant shall automatically lose its building signage rights, and (y) Tenant may, at Tenant's cost, have a sign(s) installed on the facade of the Building subject to Landlord's reasonable approval of design and structure. It is expressly understood and agreed that if Tenant loses and then regains its building signage rights, and Tenant desires to use the same building signage that it previously used, then such building signage shall automatically be deemed approved by Landlord.

          (d) Upon the expiration of the Term or sooner termination thereof, Tenant shall have no further right (i) to place a sign on the monument sign described in Paragraph 1.6 of this Lease, and (ii) to maintain a sign on the facade of the Building.

     2.   LEASE TERM.

          2.1. Initial Lease Term.  The "Initial Lease Term" of this Lease
               -------------------
Agreement shall be a period of ten (10) "Lease Years" (as defined in Exhibit "F"). Subject to the provisions of Paragraph 7.4 below, and subject to "Force Majeure" (as defined in Paragraph 7.5.1) the Initial Lease Term shall commence on December 1, 1993 (the "Lease Commencement Date). Tenant may occupy the Demised Premises for purposes of planning and construction as of the date of execution of this Lease, which occupancy shall be upon all of the terms of this Lease, except for the payment of Fixed Rent, Additional Rent and any amount under Paragraph 4 of this Lease. Landlord and Tenant shall confirm in writing the Lease Commencement

Date and the termination date of the Lease and Tenant's acceptance of the Demised Premises in the form attached hereto as Exhibit "E".
                                                -----------

          2.2. Option Lease Term.   Tenant shall have the privilege of renewing
               ------------------
this Lease for two (2) additional five (5) year terms ("Option Lease Term"), provided written notice of intention to so renew is given to Landlord no later than six (6) months prior to the expiration of the then existing Initial Lease Term or Option Lease Term. The Fixed Rent for such Option Lease Term shall be calculated as provided in Paragraph 3.3. below.

          2.3  Term.  The word "Term" shall be defined as the Initial Lease Term
               ----
and any Option Lease Term, if any.

     3.   FIXED RENT.

          3.1. Monthly Fixed Rent.  Fixed rent (the "Fixed Rent") is payable by
               ------------------
Tenant beginning on the Lease Commencement Date in monthly installments each equal to one-twelfth (1/12th) of the annual Fixed Rent (the "Annual Fixed Rent") which shall be as follows:

Lease Year           Annual Fixed           Per Square
                        Rental                  Foot

1                     $1,212,566               $16.75
2                      1,236,455                17.08
3                      1,260,345                17.41
4                      1,284,958                17.75
5                      1,310,295                18.10
6                      1,335,632                18.45
7                      1,361,694                18.81
8                      1,387,755                19.17
9                      1,415,264                19.55
10                     1,442,773                19.93

Monthly installments shall be payable without prior notice or demand, and without any setoff or deduction whatsoever (subject to (a) the Refurbishment Allowance provided in Paragraph 3.4 hereof, and (b) the provisions of Paragraph
7.5 hereof), in advance, on the first business day of each month at such place as Landlord may direct. In addition, if the Initial Lease Term commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord, on or before the Lease Commencement Date, a pro rata portion of the monthly installment of rent (including Fixed Rent and any Additional Rent as herein provided), such pro rata portion to be based on the actual number of calendar days remaining in such partial month after the Lease Commencement Date. If the Initial Lease Term or Option Lease Term shall expire on other than the last day of a calendar month, such monthly installment of Fixed Rent and Additional Rent, as hereinafter defined, shall be prorated for each calendar day of such partial month.

          3.2. Late Fee Rent. As Late Fee rent, in the event that Tenant fails
               -------------
to pay its Fixed Rent, Operating Expense Rent, Tax Rent, or any other financial charges, and such failure continues for a period of five (5) days after the date Tenant receives written notice of such failure, then, such amount shall bear interest at the "Default Rate" (as defined in Paragraph 20 below) until the date such amount is paid to Landlord. Despite the foregoing, in the event that Landlord gives Tenant at least two (2) notices under this Paragraph 3.2 during any Lease Year, then for the balance of such Lease Year only, (a) Landlord shall not be obligated to give Tenant any further written notice under this Paragraph 3.2., and (b) if Tenant fails to timely pay any amount that is due under the Lease, interest at the Default Rate shall commence to accrue on such amount as of the date such amount was due under the Lease.

     Landlord and Tenant understand and agree that memos written on rental checks or any other payment forms delivered to Landlord do not and shall not, throughout the Initial Lease Term and any Option Lease Terms hereunder, constitute satisfaction of any current or outstanding debt of Tenant pursuant to this Lease, and, provided further that any such memo shall not preclude Landlord from recovering any balance of any sum or sums due under this Lease. In addition, a letter or similar type statement accompanying any rental check or payment form delivered to Landlord pursuant to this Lease shall also have no force or effect under this Lease as such may relate to the satisfaction of any debt of Tenant hereunder.

          3.3. Option Lease Term Fixed Rent.  The Fixed Rent shall be adjusted
               ----------------------------
on the first month of each Option Lease Term, to ninety-five percent (95%) of the Fair Market Value, and the base year operating expenses and Base Year Amount for Taxes shall be adjusted on the first month of each Option Lease Term to Fair Market Value, all as determined by agreement of Landlord and Tenant or by arbitration in accordance with the provisions of Exhibit "F" of this Lease. The
                                                 -----------
terms of this Lease shall be expressly excluded for purposes of determining Fair Market Value with respect to any of the matters set forth in this Paragraph 3.3.

          3.4. Refurbishment Allowance.   Tenant shall receive a credit (the
               -----------------------
"Refurbishment Allowance") from Landlord for Fixed Rent in the sixty-first month of the Initial Lease Term of $1.54 per rentable square foot of Demised Premises leased at that time and $.71 per rentable square foot of Demised Premises leased at that time for the sixty-second month in consideration of refurbishments and improvements to the Demised Premises, to be undertaken by Tenant at any time after the fifty-third month of the Initial Lease Term, but prior to the expiration of the sixty-seventh month of the Initial Lease Term. All refurbishments shall be performed in accordance with the provisions of Paragraph 8 below.

     4.   ADDITIONAL RENT

          4.1. Operating Expense Rent.
               ----------------------

               4.1.1. Tenant agrees to pay its proportionate share, as described below, of any increases in direct operating expenses, as defined below, over the base year's operating expenses. The base year shall be the calendar year of 1994. Tenant's proportionate share shall be 33.15% (total rentable square feet of Demised Premises divided by the total rentable square feet in the Building, including the Demised Premises) subject to expansions and contractions of Tenant's Demised Premises from time to time. Landlord shall, within sixty (60) days after the end of each calendar year of the Term, furnish to Tenant a statement setting forth the actual direct operating expenses for such calendar year and Tenant's proportionate share of increases in said direct operating expenses over the base year direct operating expenses. Tenant shall then remit that amount owed and due to Landlord, in full, within fifteen (15) days after receipt of said statement. In the event any such statement reflects that the amount paid by Tenant during any such calendar year exceeds the amount actually owed by Tenant during such calendar year, then, Tenant shall receive a credit for the full amount of such overpayment, which credit shall be applied, until exhausted in full, against the next installment(s) of increases in direct operating expenses due hereunder. In the event any such overpayment occurs during the last year of the Term, then simultaneously with its delivery of such statement to Tenant, Landlord shall remit the full amount of such overpayment to Tenant. Tenant shall have the right, upon reasonable prior notice, during normal business hours, to audit direct operating expenses for the current Lease Year and for three (3) lease years which immediately precede the then current Lease Year.

     Thereafter, Tenant shall remit, on the first day of each and every month, during that particular calendar year following Tenant's receipt of Landlord's statement above, one twelfth

(1/12th) of all above mentioned increases. This procedure shall continue throughout the Term.

               4.1.2. Direct operating expenses for the Building are defined as meaning any and all expenses incurred by the Landlord in connection with the servicing, operation, maintenance and repair of the entire Building and entire related exterior appurtenances and shall include, janitorial supplies, utilities (gas, electric, sewer, water), char service, maintenance, gardening, landscaping, planting, replanting, and replacing flowers and shrubbery; cleaning, maintaining, and repair of fences, elevators, lobby areas, stairways and restrooms; public liability, property damage, fire insurance with such extended coverage and vandalism endorsements as Landlord may, from time to time, deem reasonably necessary; and any other insurance Landlord may deem reasonably necessary; repairs, painting, decorating and striping, lighting (including cost of electricity and maintenance and replacements of fixtures and bulbs); policing and regulating automobile and pedestrian traffic; sanitary control; removal of rubbish, garbage and other refuse; security; water and repair maintenance of any water fountain, plumbing or sanitary services; doors, glass, wallpaper, drywall, floors, ceiling; replacement of paving, curbs and walkways; improvements required by regulation or law or installed to reduce or minmize increases in operating expenses; drainage; heating and air conditioning; music program services and loud speaker system, including electricity therefor; cost of personnel to implement all of the aforementioned (including workmen's compensation insurance covering personnel); and fifteen percent (15%) of all of the foregoing costs to cover the Landlord's administrative overhead costs; business taxes and licenses; but shall not include real estate taxes as hereinafter defined, debt service on the Building, or costs or charges attributable to the provision of labor, materials or services performed in connection with preparing, improving or altering space for any new or renewal tenant.

     Direct operating expenses shall not include any of the following: any leasing or mortgage brokerage commission or fee paid or payable by the Landlord; mortgage interest; "Taxes" (as defined below), provided, however, that WSSC front foot benefit charges may be included in direct operating expenses so long as the same charges are not also included in Taxes; franchise or income taxes imposed on Landlord; costs incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants or vacant space (including relet and/or prime space); ground rent; any operating expense of Landlord which is otherwise paid or reimbursed in full by Tenant or any other tenant of the Building pursuant to this Lease or any other lease pertaining to space within the Building; depreciation and amortization, except for improvements required by regulation or law or installed to reduce or minimize increases in operating expenses; any and all loss, claim, damage, award or other amount paid or payable by Landlord (including all attorneys' fees, court costs, and other costs incurred in connection therewith) as a result or arising out of (1) the violation or breach by Landlord or any tenant or occupant of the Building of the terms and conditions of any lease of space in the Building, or (2) any act of negligence or willful misconduct by Landlord, or Landlord's agents, employees and assigns; the cost of any repairs or other work, to the extent paid or reimbursed by insurance proceeds or covered by any warranty; legal expenses and other costs and expenses incurred in connection with (a) leasing space in the Building or (b) negotiations or disputes with present or prospective tenants or other occupants of the Building; any expenses or costs which are shared between or among the Building and other buildings, unless Landlord provides Tenant with prior written notice that such expense or cost will be shared, and Tenant agrees that the expense or cost is being allocated to the Building on a commercially reasonable basis (it being understood and agreed that Landlord intends to share the cost of landscaping and snow removal between the Building and other buildings); expenses of a capital nature, including without limitation capital improvements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles, consistently applied, in each case; overhead and profit increments paid to subsidiaries and affiliates of Landlord for services in the building to the extent the same significantly exceeds the cost of such services rendered by unaffiliated third parties on a competitive basis; Landlord's general overhead and general administrative expenses, except for the costs of accounting and computer services relating to the operation of the Building; any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord; advertising and promotional expenses; rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be capital in nature except (1) equipment which is used in providing janitorial or similar services which are provided, inter alia, to Tenant and which is not affixed to the
                    ----- ----
Building, (2) equipment the depreciation of the cost of which would be included as an operating expense, and (3) maintenance costs (including maintenance contract charges) for any capital equipment in the Building; excluding the fifteen percent (15%) administrative fee set forth in the last sentence of Paragraph 4.1.2 above, any management and/or administrative fee of any kind or nature whatsoever; any other expense which, under generally accepted accounting principles, consistently applied, would not be rendered as a normal maintenance or operating expense.

          4.2. Tax Rent
               --------

               4.2.1. Tenant agrees to pay its proportionate share, as described above, of any increases in taxes as defined below, over the "Base Year Amount" (as defined below). As used herein, the term "Base Year Amount" shall mean the greater of (a) the 1994/95 Prince George's County Fiscal Year Taxes for the Building and the Land, and (b) the product of ninety-seven cents ($.97) multiplied by the total number of rentable square feet in the Building (including the Demised Premises). Notwithstanding the actual Building Taxes, the cumulative tax increase Tenant shall pay as Tax Rent shall not exceed thirty percent (30%) of the Base Year Amount for the years 1995/96, 1996/97 or 1997/98. By way of example only, in the event that the Base Year Amount were equal to One Dollar ($1.00) per rentable square foot of the Building, and the actual Building Taxes for years 1995/96 were One and 15/100ths Dollars ($1.15) per rentable square foot of the Building, the actual Building Taxes for years 1996/97 were One and 33/100ths Dollars ($1.33) per rentable square foot of the Building, and the actual Building Taxes for years 1997/98 were One and 40/100ths Dollars ($1.40) per rentable square foot of the Building, then, in year 1995/96, Tenant's Tax Rent would be equal to the product of fifteen cents ($.15) multiplied by the number of rentable square feet in the Demised Premises, in year 1996/97, Tenant's Tax Rent would be equal to the product of thirty cents ($.30) multiplied by the number of rentable square feet in the Demised Premises, and in year 1997/98, Tenant's Tax Rent would be equal to the product of thirty cents ($.30) multiplied by the number of rentable square feet in the Demised Premises.

               4.2.2. For the purpose of this Paragraph, the term "Taxes" shall include all real estate taxes, assessments, taxes on the rents received from such real estate, and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof, which shall or may during the Term be levied, assessed, imposed, become due and payable, or a lien upon, or arise in connection with the use, occupancy or possession of , or become due or payable out of or for the Building or any part thereof, or any land, building or other improvements therewith. The term "Taxes" shall not include any charge, such as a water meter charge and the sewer rent based thereon, which is measured by the consumption by the actual user of the item or service for which the charge is made. A tax bill or copy thereof, submitted by Landlord to Tenant, shall be conclusive evidence of the amount of tax or installment thereof. Tenant's proportionate share (herein called "Tax Rent") shall be determined by multiplying the said taxes for the Prince George's County fiscal year in question by Tenant's proportionate share. Nothing herein contained shall be construed to include as Tax Rent, any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Landlord; provided, however, that, if, at any time during the Term, the methods of taxation prevailing at the commencement of the Term shall be altered so that in lieu of, in addition to, or as a substitute for the whole or any part of the taxes now levied, assessed or imposed, or (i) license fee measured by the rents receivable by Landlord from the Building or any portion thereof, or (ii) a tax or license fee (or any other fee or charge) imposed upon Landlord which is otherwise measured by or based in whole or in part upon the Building or any portion thereof, then the same shall be included in the computation of Tax Rent hereunder. Tenant shall not institute any proceedings with respect to the assessed valuation of the Building, or any part thereof, for the purpose of securing a tax refund or reduction. Landlord shall have no obligation to contest, object or litigate the levying or imposition of any real estate taxes and may settle, compromise, consent to, waive or otherwise determine, in its discretion, any real estate taxes without consent or approval of Tenant. In the event that Landlord does such, Tenant shall pay the reasonable expenses incurred by Landlord in obtaining, or attempting to obtain, any reduction of Tax Rent. Such expenses shall be paid within thirty (30) days after billed by Landlord to Tenant. Tenant, at all times, shall be responsible for, and shall pay before delinquency, all taxes levied or assessed by any governmental authority on any leasehold interest, any investment of Tenant in the Demised Premises, or any personal property of any kind owned, installed or used by Tenant, in or with respect to, or on Tenant's right to occupy the Demised Premises.

     5.   SECURITY DEPOSIT.  INTENTIONALLY DELETED.

     6. USE OF DEMISED PREMISES. Tenant covenants and agrees to use and occupy the Demised Premises for general office purposes and other uses incidental to and associated with office buildings only in conformity with the laws of the appropriate governing authority. Tenant shall not use or permit any use of the Demised Premises which creates any safety or environmental hazard, or which would: (i) be dangerous to the Demised Premises, the Building or other tenants, or (ii) be disturbing to other tenants of the Building, or (iii) cause any increase in the premium cost for any insurance which Landlord may then have in effect with respect to the Building generally. Landlord shall not knowingly permit any other tenant in the Building to create such a hazard.

     7.   CONSTRUCTION.

          7.1. Landlord's Work.  Landlord shall, at its sole cost and expense,
               ---------------
perform the work described on Exhibit "B" hereto (the "Landlord's Work") (a) in
                              -----------
such a manner as to comply with the requirements of Exhibit "B", (b) in
                                                    -----------
accordance with all terms, provisions and requirements of the Americans With Disabilities Act, and (c) in accordance with all applicable requirements of any governmental authority. In addition to the Landlord's Work contained in Exhibit
                                                                         -------
"B", Landlord shall, as part of Landlord's Work, provide, at its sole cost and
---
expense, a reasonably constructed and equipped first-class health/exercise facility which will be designed and constructed on the first (1st) floor prior to Tenant's Lease Commencement Date. Said facility shall be approximately 1,000 rentable square feet and shall include, among other things, padded floor covering, two (2) showers, toilet and sink facilities for both sexes, at least five (5) lockers for each sex and security card access. Landlord shall thereafter maintain, in a first-class manner, this facility for the Term as a direct operating expense of the building. Non-exclusive use of said facility shall be provided to Tenant and its employees, agents and contractors free of charge throughout the Term. Tenant shall have the reasonable right to suggest certain functional types of equipment Landlord procures for the health facility.

          7.2. Tenant's Work. Tenant shall, within thirty (30) days from the
               -------------
date of this Lease, prepare and submit to the Landlord for approval, four (4) duplicate sets of preliminary plans and specifications prepared by its own architect and/or engineers, with regard to Tenant's Work. If Landlord shall, within five (5) business days after the date of such submittal, notify Tenant in writing of any reasonable objection to such preliminary plans and specifications, Tenant shall make the necessary revisions and resubmit the same to the Landlord for approval. If Landlord has any reasonable objection to such revised and resubmitted plans and specifications, then, within three (3) business days after the date that Tenant resubmits the preliminary plans and specifications to Landlord for its approval, Landlord shall notify Tenant in writing of such reasonable objection. Landlord's approval will be evidenced by an endorsement to that effect on two (2) sets of preliminary plans and specifications, one set to be retained by Landlord and one set by Tenant. After approval of Tenant's preliminary plans and specifications, Tenant shall prepare and submit to Landlord four (4) duplicate sets of complete final plans and specifications (collectively, the "Plans") covering the Tenant's Work, prepared in conformity with the approved preliminary plans and specifications of Tenant, all of which shall have been initialed by the parties hereto and attached to and made a part of this Agreement as Exhibit "C". From and after the date of this Lease and continuing until such time that Tenant has completed the Tenant's Work, (i) at least one (1) of the Building's elevators shall be dedicated for Tenant's sole and exclusive use, and (ii) Tenant shall have unlimited access at all times to the lobby of the Building.

          7.3. Tenant's Work; Time for Commencement.  All of Tenant's Work shall
               ------------------------------------
be accomplished by Tenant, at Tenant's sole cost and expense, in substantial conformity with the Plans. The actual cost (as charged by the utility company) of supplying temporary utilities to the Demised Premises during the performance of Tenant's Work shall be paid by Tenant to Landlord within fifteen (15) days after Tenant's receipt of an invoice, which shall be accompanied by a copy of the actual bill from the utility company with respect to such electricity usage. Tenant will commence construction of Tenant's Work at a time and in a manner which will not unreasonably interfere with the construction or completion of the Building or the use thereof by any other tenant thereof, and will perform and complete (i) that portion of the Tenant's Work which affects the major Building systems in compliance with such reasonable rules and regulations as Landlord and Landlord's Architect and contractor or contractors may make and (ii) the Tenant's Work in accordance with all applicable requirements of any governmental authority. Any contractor or subcontractor used by Tenant (which may be non-union) to perform Tenant's Work must first be approved by Landlord in writing. Such approval will not be unreasonably withheld, delayed or conditioned. If Landlord does not object, in writing, to any proposed contractor or subcontractor within three (3) business days after Tenant's request to approve same, such contractor or subcontractor, as applicable, shall be deemed automatically approved by Landlord. Tenant's Work will be commenced within thirty (30) days after the later to occur of the following: (i) Landlord's approval of final plans and specifications or (ii) Landlord's written notice to Tenant that the Building or the Demised Premises will, within thirty (30) days after said notice, be completed to such an extent that Tenant's Work can, in accordance with good construction practice, be commenced.

          7.4. Remedies for Tenant's Failure or Delay to Submit Plans or Perform
               -----------------------------------------------------------------
Work.  If Tenant unreasonably fails or omits to make timely submission to
----
Landlord of any plans or specifications, or unreasonably delays to any extent in submitting or supplying information, or unreasonably delays in giving authorizations or in performing or completing Tenant's Work, or in any other manner unreasonably delays or interferes with the performance of Landlord's Work, Landlord, in addition to any other right or remedy at law or in equity, which it may have, may, in its sole discretion, give written notice to Tenant (notwithstanding that such a notice is not otherwise required hereunder) that the Term will be deemed to have commenced on the date, to be therein specified (which in no event shall be earlier than December 1, 1993), when the same would have commenced if Tenant had made timely submission or supply of plans and specifications or other information or approval of any thereof, and on and after the date so specified Landlord shall be entitled to be paid the Rent and any other charges which are payable hereunder by Tenant during the Term. Despite the foregoing, in the event that any such failure, omission or delay by Tenant is caused as a result of any delay which is caused (i) by Landlord, including, without limitation, any failure by Landlord to timely grant or withhold its consent to any plans or specifications that have been submitted by Tenant, (ii) by any failure by Tenant to obtain, after good faith, diligent efforts, any "Basic Governmental Approval" (as hereinafter defined), or (iii) as a result of Force Majeure, then, in any such event (x) Landlord shall have no right to accelerate the commencement of the Term and the Term shall not be deemed to have commenced on the date specified by Landlord, and (y) the provisions of the immediately preceding sentence shall be of no further force or effect. As used herein, the term "Basic Governmental Approval" shall collectively mean all governmental permits, approvals and/or waivers which are necessary to perform the Tenant's Work, excluding those permits, approvals and/or waivers which are being sought by Tenant in connection with non-essential, specialty items of construction to be performed to the Demised Premises (such as special kitchens), which non-essential, specialty items, if any, shall be designated by Landlord, within three (3) business days after the date it approves Tenant's preliminary plans and specifications. In the event that Landlord fails to designate any non-essential, specialty items within such three (3) business day period, then, the term "Basic Governmental Approval" shall mean all governmental permits, approvals and/or waivers which are necessary to perform the Tenant's Work.

          7.5. Completion of Demised Premises.
               ------------------------------

               7.5.1. Tenant agrees to accept possession of the Demised Premises subject to the work to be performed by Landlord described in Exhibit
                                                                      -------
"B" hereto.  Landlord shall use its best efforts to have the Demised Premises
---
Substantially Completed (as defined in Paragraph 7.5.3 below) by Wednesday, September 1, 1993 (the "Scheduled Substantial Completion Date"), except for delays due to strikes, lockout, civil commotion, warlike operation, invasion, rebellion, hostilities, military or usurped power, governmental regulations or controls, inability to obtain labor or materials despite due diligence, act of God, or other cause beyond the reasonable control of the party hereto which is so delayed (collectively, "Force Majeure"). In connection with the construction or supervision of the Demised Premises there shall be no fees or charges by Landlord unless the same are expressly stated in this Paragraph 7.

               7.5.2. (a) Landlord hereby agrees to provide Tenant an improvement allowance (the "Improvement Allowance"), which Improvement Allowance shall be equal to Twenty Eight and No/100 Dollars ($28.00) per rentable square foot and which may be used for all design and construction of Tenant's Work to improve the Building Shell and Core (including the cost of supplying temporary utilities to the Demised Premises), but excluding the purchase of furniture or other equipment not attached to the Demised Premises in a permanent manner and not reverting to Landlord at the end of Tenant's occupancy.

                         (b)  The first Twenty Six and No/100 Dollars ($26.00)
per rentable square foot of the Improvement Allowance shall be paid immediately by Landlord within ten (10) days after Tenant periodically delivers to Landlord any written notice, together with appropriate invoices for the amount due for leasehold improvements and receipt of lien waivers or releases from contractors and materialmen for the previous requisition. In the event the cost of Tenant's improvements to the Demised Premises (the "Stated Cost") is less than the product of Twenty Six and No/100 Dollars ($26.00) multiplied by the number of rentable square feet contained in the Demised Premises (such product shall be referred to as the "Construction Portion of the Allowance"), then the full amount of such difference shall be applied to Fixed Rent payable in the initial month(s) of the Initial Lease Term.

                              (c) The last Two and No/100 Dollars ($2.00) per
rentable square foot of the Tenant's Improvement Allowance shall be applied in equal amounts to rents due for the twelve (12) month period beginning after exhaustion of all rent abatements pursuant to Paragraph 7.5.2(b) above.

                              (d) Tenant's Improvement Costs in excess of Twenty
Eight and No/100 Dollars ($28.00) per rentable square foot, if any, shall be paid by Tenant with evidence of payment and appropriate materialman/contractor, lien waivers/releases supplied to Landlord.

                              (e) Notwithstanding anything in this Lease to the
contrary, in the event that Landlord fails to timely pay to Tenant any amount that is due to Tenant under Paragraph 7.5, then Tenant's obligation to commence paying monthly installments of Fixed Rent shall be delayed, on a day-by-day basis, for each day that occurs between the date Landlord was first obligated to pay to Tenant any such amount under Paragraph 7.5 and the date Landlord actually pays to Tenant the full amount that Landlord owes to Tenant under Paragraph 7.5.

                              (f) Landlord represents and warrants to Tenant
that Landlord has previously purchased diffusers and ceiling grid (collectively, the "Purchased Materials") for the construction of the Demised Premiss. Provided that the Purchased Materials are in good condition and repair, then, (i) Tenant shall purchase the Purchased Materials from Landlord at the "Stipulated Costs" (as defined below), and (ii) the "Stipulated Costs" shall be deducted from the Improvement Allowance. As used herein, the term "Stipulated Costs" shall mean the sum of (i) the product of the number of diffusers installed in the Demised Premises as part of the Tenant's Work multiplied by Fifty-three and No/100
                                      -------------
Dollars ($53.00), plus (ii) the product of the number of usable square feet
                  ----
contained in the Demised Premises multiplied by twenty-five cents ($.25).
                                  -------------
Notwithstanding anything to this Lease to the contrary, except for the Purchased Materials, (a) Tenant shall have no obligation to purchase any materials, including, without limitation, ceiling tiles, from Landlord in connection with the build-out of the Demised Premises or any additional space leased by Tenant hereunder, and (b) no amounts shall be deducted from the Improvement Allowance with respect to any materials or improvements of any kind or nature whatsoever that Landlord may have purchased in connection with the construction of the Demised Premises.

               7.5.3. The Demised Premises shall be deemed to be substantially completed ("Substantially Completed" or "Substantial Completion") when all work specified to be done in Exhibit "B" hereto has been completed,
                                      -----------
except for minor items which will not interfere with Tenant's construction or intended use of the Demised Premises, as identified in a "punch list" (as that term is commonly used in the construction industry) created pursuant to an inspection of the Demised Premises by Landlord and Tenant, or their designated representatives.

               7.5.4. Excluding latent defects, and any items that are set forth on the punch list and which remain unfinished, Landlord's Work shall be deemed approved by Tenant in all respects when the Term commences. Items of Landlord's Work which are not completed, or do not conform to Exhibit "B", and
                                                              -----------
as to which Tenant shall have given written notice to Landlord, prior to the Lease

Commencement Date, or occupancy in the premises to complete its work, shall be completed by Landlord within a reasonable time. It is understood and agreed that the failure of Tenant to give any such timely notice of incomplete items of Landlord's Work, to Landlord, shall be conclusively deemed approval of Landlord's Work as of the Lease Commencement Date. Any disagreement which may arise between Landlord and Tenant, with reference to the Landlord's Work or Tenant's Work, shall be resolved by the mutual decision of Landlord's and Tenant's architects (and if they cannot agree by a third architect chosen by said architects), which decision shall be final and conclusively binding. Each party shall bear the costs of its architect and the cost of the third architect shall be shared equally by Landlord and Tenant.

          7.6. Ownership of Improvements.  Except for Tenant's office furniture,
               -------------------------
furnishings and trade fixtures, all installations, alterations, additions or improvements upon the Demised Premises, made by either party, including without limitation of the generality of the foregoing, all pipes, ducts, conduits, wiring, paneling, decorations, partitions, railings, mezzanine floors, galleries and the like, shall, unless Landlord otherwise elects by giving Tenant notice prior to its approval of Tenant's Work or Tenant's subsequent alterations in Paragraph 8, become the property of Landlord and shall remain upon and be surrendered with the Demised Premises as a part thereof at the expiration or other termination of the Term.

          7.7. Changes and Additions to Buildings.  Landlord hereby reserves the
               ----------------------------------
right, at any time, and from time to time, to make alterations or additions to the Building in which the Demised Premises are contained and to build adjoining the same. Landlord also reserves the right to construct other buildings or improvements in the Office Park at any time, and from time to time, and to make alterations thereof or additions thereto, and to build additional stories on any such building or buildings and to build adjoining the same, and to construct double-deck or elevated or subterranean parking facilities, and to substitute at any time, and from time to time, for any parking area or part thereof, other parking areas equal to or greater in area and within the same distance from the Building.

     8. ALTERATIONS OR IMPROVEMENTS BY TENANT. During the Term, Tenant shall not make any alterations, additions, improvements, non-cosmetic changes or other changes to the Demised Premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld, delayed or conditioned, and then only in accordance with plans and specifications previously approved in writing by Landlord, which approval shall not be unreasonably withheld, delayed or conditioned, and subject to such conditions as Landlord may require, including, without limitation, that Tenant be required to pay for increased cost, if any, to Landlord occasioned thereby or attributed thereto. Unless Landlord otherwise elects by giving notice prior to its approval of such alterations, all such alterations shall become the property of Landlord and shall remain upon and be surrendered with the Demised Premises as a part thereof at the expiration or other termination of the Term.

     9.   ADDITIONAL UTILITY RENT.

          9.1. Landlord shall furnish water, lavatory supplies, fluorescent tube replacements, automatically operated elevator service and "air conditioning" (heating, cooling and ventilating, at the temperature level required by the local, state, federal, or other governing authorities in the Demised Premises) from 8:00 a.m. to 6:00 p.m., Monday through Friday and on Saturdays from 9:00 a.m. to 1:00 p.m. (except legal holidays listed below). If there are no temperature levels specified by any governing authorities, such temperature levels shall be at the reasonable discretion of the Landlord consistent with the operation of first class office buildings in Northern Prince George's County. Legal holidays excepted, for purposes of this Lease, shall consist of the following:

                                 New Year's Day
                             Washington's Birthday
                                  Memorial Day
                                Independence Day
                                   Labor Day
                                Thanksgiving Day
                                 Christmas Day

     Circulating air will not be available other than by "air conditioning" at any time other than the hours and days above specified. Tenant agrees that it shall not use the heating, ventilating, or air conditioning systems, other than at the time above specified. In the event that Tenant wishes to use such, at a time not above specified, Tenant shall give Landlord at least a six (6) hour advance notice during a regular business day, in writing, as to the day and time it will need such services. Tenant shall pay charges (the "After Hours HVAC Charges") for such heating, ventilating and air conditioning which is being provided at any time other than the hours and days above specified (the "After Hours HVAC Usage"), which After Hours HVAC Charges shall be calculated in accordance with the schedule that is attached to and made a part of this Lease as Exhibit "I" (the "HVAC Cost Schedule").
   -----------

     Except as provided in Paragraphs 4.1.1 and 9.3, Landlord, at its sole cost, shall furnish electric current in the Demised Premises twenty-four (24) hours per day, three hundred sixty-five (365) days per year.

     Landlord shall not be liable for failure to furnish, or for suspension or delay in furnishing, any of such services caused by breakdown, unscheduled repair work or strike, riot, civil commotion, or any cause or reason whatever beyond the control of Landlord.

          9.2. Landlord may, at Landlord's expense, install meters to measure the electricity consumed on the Demised Premises. In the event Landlord installs such meters, and such meters reflect that Tenant's use of electricity (excluding electricity used in connection with providing heating, ventilation, and air conditioning to the Demised Premises) throughout the entire Demised Premises, as averaged over the total rentable square footage of the Demised Premises, exceeds 5.0 watts per square foot (the amount by which (i) Tenant's use of electricity throughout the entire Demised Premises, as averaged over the total rentable square footage of the Demised Premises exceeds (ii) 5.0 watts per square foot shall hereinafter be referred to as the "Excess Electricity Usage"), Landlord may bill Tenant for the Excess Electricity Usage in accordance with Paragraphs 9.3 and 9.4 below.

          9.3. Tenant agrees to pay, within ten (10) days after being billed by Landlord, additional rent for the Excess Electricity Usage (such additional rent shall hereinafter be referred to as the "Excess Electrical Charges"), which Excess Electrical Charges shall be determined in accordance with Paragraph 9.4 below.

          9.4  The Excess Electrical Charges shall be equal to the product of
(i) the Excess Electricity Usage multiplied by (ii) the dollar amount charged by
                                 -------------
the electric company to provide the Excess Electricity Usage.

          9.5 Upon Tenant's request, Landlord shall provide Tenant (or its designee) access to, and permit Tenant (or its designee) to copy, (a) all documentation used to determine the Excess Electrical Charges and After Hours HVAC Charges, and (b) the after hours activation log or use log that is maintained in connection with the use of the heating, ventilating and air conditioning system of the Building.

          9.6 The HVAC Cost Schedule has been established based upon Landlord's estimate of the actual amount that will be charged to Landlord by the utility company for supplying electricity for the After Hours HVAC Usage (the actual amount that is charged by the utility company for supplying such After Hours HVAC Usage shall hereinafter be referred to as the "Actual Cost") plus an
                                                                  ----
administrative fee equal to fifteen percent (15%) of the Actual Cost. In the event that the Actual Cost increases during any Lease Year of the Term, then Landlord shall have the right, upon thirty (30) days' prior written notice to Tenant, to increase the applicable amounts set forth on the HVAC Cost Schedule. Any such increase shall be equal to the product of (a) the applicable After Hours HVAC Charges per hour that is then set forth on the HVAC Cost Schedule multiplied by (b) the percentage increase in the Actual Cost during the period
-------------
which commences on the Lease Commencement Date, or the date that the HVAC Cost Schedule was most recently modified, as applicable, and which ends on the date that the rates charged by the utility company was last increased. In no event shall the HVAC Cost Schedule be increased, in accordance with the foregoing provisions, more than once during any Lease Year.

          9.7 It is the express intent of the parties that the After Hours HVAC Charges be computed so as to equal the sum of the Actual Cost plus fifteen percent (15%) of the Actual Cost. In the event that at any time after the first Lease Year, Tenant believes that After Hours HVAC Charges being charged under this Lease exceed the Actual Cost plus fifteen percent (15%) of the Actual Cost, then Tenant shall have the right, at its sole cost and expense, to select an electrical contractor to perform an energy audit of the Building to determine whether the HVAC Cost Schedule accurately reflects the Actual Cost plus fifteen
                                                                   ----
percent (15%) of the Actual Cost. If Tenant's electrical engineer's audit reflects that the HVAC Cost Schedule has not been computed so as to equal the sum of the Actual Cost plus fifteen percent (15%) of the Actual Cost, then the HVAC Cost Schedule shall, upon thirty (30) days' prior written notice to Landlord, be revised in accordance with the audit performed by the Tenant's electrical engineer such that the HVAC Cost Schedule is computed so as to equal the sum of the Actual Cost plus fifteen percent (15%) of the Actual Cost. Despite the foregoing, if, within thirty (30) days after the date that Landlord receives any such notice from Tenant under this Paragraph 9.7, Landlord delivers a written notice to Tenant disputing Tenant's electrical engineer's findings, then, Landlord and Tenant shall mutually select an independent electrical engineer (the "Independent Engineer"), whereupon (i) the Independent Engineer shall perform an audit of the Building, (ii) the Independent Engineer shall recalculate the HVAC Cost Schedule such that the HVAC Cost Schedule is computed so at to equal the sum of the Actual Cost plus fifteen percent (15%) of such Actual Cost, (iii) upon either party's request (which shall not be made more than once during any Lease Year), the parties shall enter into a written agreement to modify the HVAC Cost Schedule in accordance with clause (ii) above, which modification shall be effective prospectively and not retroactively, and
(iv) the parties shall equally share the cost of the Independent Engineer.

     10.  LANDLORD'S ADDITIONAL COVENANTS

          10.1.  Quiet Enjoyment.  Landlord covenants that Tenant, on paying the
                 ---------------
Rent and performing Tenant's obligations in this Lease, shall peacefully and quietly have, hold and enjoy the Demised Premises and appurtenances throughout the Term without hindrance, ejection or molestation by any person lawfully claiming under Landlord, subject to the other terms and provisions of this Lease and to all mortgages and underlying leases of record to which this Lease may be or become subject and subordinate.

          10.2.  Non-Disturbance Agreement.  (a)  Attached hereto as Exhibit G
                 -------------------------                           ---------
is a Non-Disturbance Agreement from Citizens Bank of Maryland, Landlord's present lender, providing that if by dispossession, foreclosure, or otherwise, lender, or any successor in interest, comes into possession of the Building, becomes the owner of the Building, or takes over the rights of Landlord in the Demised Premises, it will not disturb the possession, use, or enjoyment of the Demised Premises by Tenant, its successors or assigns, or disaffirm this Lease or Tenant's rights or estate hereunder and that it will perform all of Landlord's obligations under this Lease, so long as all Tenant's obligations are fully performed in accordance with the terms of this Lease. Landlord covenants that it shall provide from all future lenders a Non-Disturbance Agreement, which shall be acceptable to Tenant in its reasonable business judgment. Landlord represents and warrants to Tenant that except for the mortgage or deed of trust referenced in the first sentence of this Paragraph 10.2(a), no deeds of trust or mortgages encumber the Building or any part hereof as of the date of this Lease.

          (b) Attached hereto as Exhibit "J" is a Non-Disturbance Agreement from Carrollton Properties Limited Partnership, the present ground lessor under the ground lease entered into by Landlord with respect to the Land and Building, providing that if by dispossession, foreclosure, or otherwise, ground lessor, or any successor in interest, comes into possession of the Building, becomes the owner of the Building, or takes over the rights of Landlord in the Demised Premises, it will not disturb the possession, use, or enjoyment of the Demised Presises by Tenant, its successors or assigns, or disaffirm this Lease or Tenant's rights or estate hereunder and that it will perform all of Landlord's obligations under this Lease, so long as all Tenant's obligations are fully performed in accordance with the terms of this Lease. Landlord covenants that it shall provide from all future ground lessors a Non-Disturbance Agreement, which shall be acceptable to Tenant in its reasonable business judgment.

     10.3 Landlord's Liability.  In the event of a sale or transfer of all or
          --------------------
any protion of the Building or any undivided interest therein, or in the event of the making of a lease of all or substantially all of the Building, or in the event of a sale or transfer of the leasehold estate under any such lease, the grantor, transferor or lessor, as the case may be, shall thereafter be entirely relieved of all terms, covenants, and obligations thereafter to be performed by Landlord under this Lease, provided (a) all such obligations up until such transfer have been fully performed by such Landlord, and (b) the transferee specifically obligates itself in writing to perform all of the terms, covenants and obligations to be performed by "Landlord" under this Lease.

     10.4 Americans With Disabilities Act.  Landlord shall indemnify and hold
          -------------------------------
Tenant harmless from any and all claims, suits, actions or judgments arising out of the Building's failure or alleged failure to comply with the Americans With Disabilities Act during Term, including, without limitation, any failure by Landlord to maintain the Building and the public and common areas that are located on or about the Building in accordance with the Americans With Disabilities Act. The provisions of the sentence which immediately precedes this sentence shall not be applicable with respect to any construction work which is performed by Tenant to the Demised Premises.

     Notwithstanding any provision to the contrary, Tenant shall look solely to the estate and property of Landlord in and to the entire Building (or the proceeds received by Landlord on a sale or refinancing of such estate and property) in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises shall be limited to such estate and property of Landlord (or sale or refinancing proceeds). No other properties or assets of Landlord or its partners shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises.

     10.5 Ownership of Building and Land.  Landlord represents and warrants to
          ------------------------------
Tenant that Landlord is (a) the fee simple owner of the Building, and (b) that Landlord is ground leasing the Land pursuant to a ground lease which is in full force and effect. Landlord represents and warrants to Tenant that Landlord has the full right, power and authority to grant the estate demised herein, to execute and deliver this Lease, and to perform its obligations under this Lease, all without notice to, or the consent of, any other person or entity whose consent Landlord has not already obtained.

     10.6 Binding Commitments.  Landlord represents and warrants to Tenant that
          -------------------
Landlord has not made, and shall not make without Tenant's prior written consent, any commitments or representation to any applicable governmental authority, or to any adjoining or surrounding property owner which would in any manner be binding upon Tenant or interfere with Tenant's right or ability to conduct its business in the Demised Premises.

     10.7 Maintenance.  Throughout the Term, Landlord shall maintain the
          -----------
Building and all public and common areas located on or about the Building in a first-class condition and repair, in accordance with all governmental laws, codes, rules, regulations, statutes and orders, including, without limitation, the Americans With Disabilities Act.

     11.  TENANT'S AFFIRMATIVE COVENANTS.     Tenant covenants, at its sole cost
and expense, at all times during the Term:

          11.1. To store all trash and refuse in appropriate containers within the Demised Premises, for the daily disposal thereof, by an agency designated by Landlord, Tenant agrees that it will keep the hallways in front of the Demised Premises free and clean of all trash and debris. In the event that Tenant does not perform as required in this covenant, Landlord may do so after reasonable notice and an opportunity to cure, and charge Tenant for Landlord's actual cost in performing the same. Tenant shall submit payment of such charges on the latter to occur of (i) the date that its next Fixed Rent payment is due or (ii) the date that occurs thirty (30) days after the date that Landlord sends a written notice to Tenant requesting payment of such charges.

          11.2. That it shall keep the Demised Premises and the fixtures and equipment therein in a clean, safe and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will, at the expiration or other termination of the Term, surrender the same, broom clean, in the same order and condition in which they are on the commencement of the Term, ordinary wear and tear and damage by the elements, fire, and other casualty excepted; Tenant shall maintain and repair any interior portion damaged by Tenant, its employees, agents or invitees and not "covered" by the insurance on the Building, and upon such termination of this Lease, Landlord shall have the right to reenter and resume possession of the Demised Premises. In the event that after Landlord's good faith, diligent efforts to collect insurance proceeds with respect to any such damage, the applicable insurance provider refuses to pay any amounts in connection with such damage, then such damage shall not be deemed "covered" by the insurance on the Building.

          11.3. To pay promptly when due the entire cost of any work to the Demised Premises, including equipment, facilities and fixtures therein, undertaken by Tenant when permitted to do so under the provisions of this Lease, so that the Demised Premises shall at all times be free of liens for labor and materials; to procure all necessary approvals before undertaking any such work; to do all such work in a good and workmanlike manner acceptable to Landlord, employing materials of good quality; and to comply with any requirement relating thereto. To pay the cost of any non-standard items including, but not limited to, light bulbs, tubes, ballasts and batteries which are not designated as "standard fixtures" on Exhibit "C" hereto.

          11.4. To defend and save Landlord harmless and indemnified, absolutely and forever, from all injury, loss, claims or damage (including attorneys' fees and disbursements) to any person or property, arising from, or out of, or related to, the use or occupancy of the Demised Premises or the conduct or operation of Tenant's business.

          11.5. That it will not do or permit to be done in the Demised Premises, or the Building or bring or keep anything therein, which shall in any way increase the rate of fire or other insurance in said Building, or on the property kept therein, or obstruct, or interfere with the rights of other tenants, or in any way injure or annoy them, or those having business with them or conflict with them, or conflict with the fire laws or regulations, or with any insurance policy upon said Building or any part thereof provided said policy is consistent with policies normally obtained by prudent office building landlords, or with any statutes, rules or regulations enacted or established by the Federal Government or any other governmental authority. Increases in the rate of fire insurance or other insurance as stated by any insurance company, or by the applicable Insurance Rating Bureau to be due to activity or equipment in or about the Demised Premises beyond the scope of use permitted in Paragraph 6, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord immediately upon demand therefor.

          11.6. That Landlord and Landlord's agents and employees shall not be liable for, and Tenant hereby absolutely and irrevocably waives all claims for loss or damage to any person or property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence (unless caused by, or resulting from the negligence or willful act of Landlord, its agents, representatives, servants or employees) in or upon the Demised Premises, or any other part of the Building, including, but not limited to claims for damage resulting from: (i) any equipment or appurtenances owned by Tenant becoming out of repair; (ii) any defect in, or wiring or installation by Tenant of gas, water, plumbing heating, air conditioning, electrical, lighting or other systems, apparatus, conduits, mechanisms or units, steam pipes, stairs, porches, railings or walks; and (iii) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe, drain or any other pipe or tank in, upon, or about the Building, or the Demised Premises; (iv) the escape of steam or hot water; (v) water, snow or ice being upon or coming through the roof, skylight, trap door, stairs, doorways, or any other place upon or near the Building or the Demised Premises or otherwise; (vi) the falling of any fixture, plaster, tile or stucco; (vii) any act, omission, or negligence of other tenants, licensees or of any other persons or occupants of the Building
(viii) Landlord's failure to keep any part of the Building in repair before notice of the need for repair; (ix) damage to, or loss by theft or otherwise, or property of Tenant or others; (x) injury done or occasioned by wind; (xi) broken glass; (xii) the backing up of any sewer pipe or downspout; and (xiii) all property of the Tenant, kept in or on the premises, shall be kept at Tenant's risk only, and Tenant shall save Landlord harmless from any and all claims arising out of any damage to the same, including subrogation claims by Tenant's insurance carrier.

          11.7. That Landlord's agents shall have the right to enter upon the Demised Premises, upon reasonable prior notice, at all reasonable times (subject to any security requirements), to examine the same and to make such repairs, alterations, improvements or additions to Landlord's Work in the Demised Premises, or to the Building, or any other portion or portions of the Building, above, below, adjacent to or proximate to the Demised Premises or otherwise in the Building, as may be necessary, and Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required therefor without the same constituting an eviction of Tenant, in whole or in part, and the

Rent shall in no wise abate while such repairs, alterations, improvements or additions are being made by reason of loss or interruption of the business of Tenant due to the prosecution of any such work, provided such work shall be performed diligently and with a minimum of disruption to Tenant's normal level of operation. Landlord and Landlord's agents and independent contractors designated by Landlord and the local utility companies, as the case may be, shall also have the right to run utility lines, pipes, conduits or duct work, where necessary or desirable, through column space or other parts of the Demised Premises and shall have the right to repair, alter, replace or remove the same. All such installations and work shall be done in a manner which does not interfere unnecessarily with Tenant's use and occupancy of the Demised Premises. Landlord or Landlord's agent shall also have the right to enter upon the Demised Premises, upon reasonable prior notice, at any reasonable time (subject to any security requirements) to show them to prospective purchasers or lessees of the Building. During the six (6) months prior to the expiration of the Term, Landlord may, at any time, and from time to time, upon reasonable prior notice, show the Demised Premises to prospective tenants. If, during the last month of the Term, Tenant shall have removed all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Demised Premises without elimination or abatement of Rent or other compensation to Tenant and such action shall have no effect upon this Lease.

          11.8. Forthwith, (but in any event, within ten (10) days after notice to Tenant of the filing thereof) to cause to be discharged of record any mechanics' lien at any time filed against, or with respect to the Demised Premises, for any work, labor, services, or materials claimed to have been performed at, or furnished to the Demised Premises for or on behalf of Tenant, or anyone holding the Demised Premises through or under Tenant. Nothing in this Lease contained shall be construed as a consent on the part of Landlord to subject Landlord's interest in the Demised Premises to any lien or liability under applicable law.

          11.9. Upon the expiration or other termination of the Term, at Tenant's sole cost and expense, to quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear and tear and damage by casualty excepted; to remove all property of Tenant; and to repair all damages to the Demised Premises caused by such removal and restore the Demised Premises to the condition in which they were prior to the installation of the property so removed, subject to ordinary wear and tear and damage by casualty. Any property not so removed shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord, as Landlord, in its sole discretion, shall desire. If the last day of the Term falls on a Sunday, the Term shall expire on the business day immediately preceding such Sunday. Tenant's obligation to observe or perform the terms of this Paragraph 11.9 shall survive the expiration or termination of the Term. Immediately upon the failure of Tenant to perform any covenant of this Paragraph, Landlord after notice to Tenant and a reasonable opportunity to cure shall be entitled to receive from Tenant the then cost of performance of such covenant, such damages to be paid in addition to and separate and independent from damages accruing by reason of the breach of any other covenant of the Lease.

          11.10. Tenant, its agents and employees, shall abide by and observe the Rules and Regulations attached hereto as Exhibit "D" provided that the same
                                             -----------
are uniformly applied to all tenants of the Building. Tenant, its agent and employees, shall abide by and observe such other reasonable rules and regulations as may be promulgated, from time to time, by Landlord for the operation and maintenance of the Building, provided that the same are uniformly applied to all tenants of the Building, in conformity with common practice and usage in similar buildings and are not inconsistent with the provisions of this Lease and that a copy thereof is sent to Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other Lease, as against any other tenants, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, business invitees, licensees, customers or clients.

     12. NEGATIVE COVENANTS. Tenant covenants at all times during the Term and such further time as Tenant occupies the Demised Premises or any part thereof:

          12.1. Not to permit commercial or piped in music to be played in the Demised Premises without the prior written reasonable consent of Landlord.

          12.2. Not to, without on each occasion obtaining the prior written consent of the Landlord: install awnings in or on the Demised Premises; nor attach interior signs, placards or other advertising media or other objects to the windows, floors, valance or ceiling or locate the same, either outside of, or within the Demised Premises, in such manner as to obstruct the view of Tenant's office from the outside other than insubstantially. Tenant shall not place signs or advertisements on any of the windows located in the Demised Premises which are visible from the exterior of the Demised Premises.

          12.3. Not to place a load upon any floor of the Demised Premises which exceeds the floor load per square foot area which such floor was designed to carry (that is, sixty (60) pounds of live load capacity per square foot and twenty (20) pounds of dead load capacity per square foot). If Tenant shall desire a floor load in excess of that for which the floor, or any portion of the Demised Premises is designed, upon submission to Landlord of plans showing the location of, and the desired floor live load for the area in question, Landlord shall strengthen and reinforce the same, at Tenant's sole cost and expense, so as to carry the load desired. Business machines and mechanical equipment used by Tenant which cause vibration or noise that may be transmitted to the Building or to any leased space to such a degree as to be reasonably objectionable to Landlord, or to any other tenant in the Building shall be placed and maintained by Tenant, at its sole cost and expense, in settings of cork, rubber or spring-type vibration eliminators sufficient to cause such vibration or noise to be eliminated.

     13.  ASSIGNMENT AND SUBLETTING.

          13.1. Tenant shall not assign, pledge, mortgage or otherwise transfer or encumber this Lease, nor sublet all or any part of the Demised Premises or permit the same to be occupied or used by anyone other than Tenant or its employees without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. It will not be unreasonable for Landlord to withhold its consent if the financial responsibility, or business of a proposed assignee or subtenant is reasonably unsatisfactory to Landlord, or if Landlord reasonably deems such business not to be consonant with that of other tenants in the Building, or if the intended use by the proposed assignee or subtenant conflicts with any commitment made by Landlord to any other tenant in the Building. Landlord shall not have any rights to recapture or reacquire any space sublet or assigned by Tenant.

          13.2. Tenant's request for consent to any sublet or assignment shall be in writing and shall contain the name, address, and description of the business of the proposed assignee or subtenant, its most recent financial statement and other evidence of financial responsibility, its intended use of the Demised Premises, and the terms and conditions of the proposed assignment or subletting. Within fifteen (15) days from receipt of such request, Landlord shall grant or refuse consent and a failure to so respond shall be deemed a consent.

          13.3. Each assignee hereunder shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for all payments and for the due performance of all terms, covenants, conditions and provisions herein contained on Tenant's part to be observed and performed. No assignment shall be binding upon Landlord unless the assignee shall deliver to Landlord an instrument in form and substance satisfactory to Landlord containing a covenant of assumption by the assignee, but the failure or refusal of assignee to execute and deliver the same shall not release assignee from its liability as set forth herein. Fifty percent (50%) of any profit or additional consideration or rent in excess of the Fixed Rent or Additional Rent payable by Tenant hereunder which is payable to Tenant as a result of any assignment or subletting shall be paid to Landlord as Additional Rent when received by Tenant. Profits shall be defined herein as gross sublease revenues less all usual and customary transaction costs (including but not limited to, vacancy, leasing fees, legal fees, marketing costs, tenant improvements, etc. and less Tenant's Fixed Rent and Additional Rents. Tenant shall not enter into any lease, sublease, license, concession or other agreement for the use, occupancy or utilization of the Demised Premises or any portion thereof, which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales). Any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use or occupancy of any part of the Demised Premises.

          13.4. Any consent by Landlord hereunder shall not constitute a waiver of strict future compliance by Tenant with the provisions of this Paragraph 13.4 or a release of Tenant from the full performance by Tenant of any of the terms, covenants, provisions, or conditions in this Lease contained.

          13.5. EXCEPTIONS. Notwithstanding anything in this Lease to the contrary, (a) Tenant shall have the express right to permit its prime contractors, subcontractors, teaming partners, clients and others affiliated with Tenant (collectively, the "Related Users") to occupy space on a month to month basis in the Demised Premises from time to time without first obtaining the approval of the Landlord, (b) in the event that Tenant permits any of the Related Users to so occupy space in the Demised Premises, the provisions of Paragraphs 13.1, 13.2, 13.3 and 13.4 shall not be applicable to any such occupancy, and (c) Tenant may sublease space in the Demised Premises to its subsidiaries, parent corporation, if any, and other entities in which Tenant has a controlling interest without first obtaining the consent of the Landlord. The foregoing provisions of this Paragraph 13.5 shall not constitute a release of Tenant from the full performance by Tenant of any of the terms, covenants, provisions or conditions that are contained in this Lease.

     14.  SELF HELP.   Notwithstanding anything in this Lease to the contrary,
in the event Landlord refuses or neglects to promptly commence and complete repairs or maintenance to the Demised Premises, the Building and/or the common or public areas in and about the Building, then Tenant may, but shall be under no obligation to do so, upon thirty (30) days prior written notice to Landlord and to any lender whose name and address have been furnished to Tenant, make or complete any such repairs or maintenance and Landlord shall pay the cost thereof to Tenant on demand. Despite the foregoing, Tenant shall not commence making or completing any such repair or maintenance until it has given Landlord and Landlord's lender (if applicable) an additional five (5) days prior written notice of Tenant's intent to make or complete such repairs, which notice shall not be given prior to the expiration of the initial thirty (30) day period. In the event Landlord fails to pay such cost to Tenant on demand, then such amount shall bear interest at the "Default Rate" (as defined in Paragraph 20) from the date Tenant incurs such cost until the date of payment by Landlord.

     15. EMINENT DOMAIN. If the whole or more than twenty percent (20%) of the Demised Premises (or use or occupancy of the Demised Premises) shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or if the Landlord elects to convey title to the condemnor by a deed in lieu of condemnation, or if all or any portion of the Land or Building are so taken, condemned or conveyed and as a result thereof, in Landlord's or Tenant's judgment, the Demised Premises cannot be used for Tenant's permitted use as set forth herein, then this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority and the Fixed Rent and Additional Rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority. If less than twenty percent (20%) of the Demised Premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the Fixed Rent and Tenant's proportionate share shall be equitably adjusted (on the basis of the number of square feet before and after such event) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect. In any case, Tenant shall have no claim against Landlord for any portion of the amount that may be awarded as damages as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat of such taking or condemnation); and all rights of Tenant to damages therefor are hereby assigned by Tenant to Landlord. The foregoing shall not, however, deprive Tenant of any separate award for moving expenses, dislocation damages or for any other award which would not reduce the award payable to Landlord.

     16.  CASUALTY DAMAGE.

          16.1. In the event of damage to or destruction of the Demised Premises caused by fire or other casualty, or any such damage or destruction to the Building or the facilities necessary to provide services and normal access to the Demised Premises in accordance herewith, Landlord, after receipt of written notice thereof from Tenant, shall undertake to make repairs and restorations with reasonable diligence as hereinafter provided, unless this Lease has been terminated by Landlord or Tenant as hereinafter provided. If (i) the damage is of such nature or extent that, in Landlord's prudent business judgment, more than one hundred and eighty (180) days would be required (with normal work crews and hours) to repair and restore the part of the Demised Premises or Building which has been damaged, or (ii) the Demised Premises or the Building is so damaged that, in Landlord's sole judgment, it is uneconomical to restore or repair the Demised Premises or the Building, as the case may be, or
(iii) less than two (2) years then remain on the current Term, unless Tenant exercises its option, if any then remain unexercised, as per Paragraph 2.2, Landlord shall so advise Tenant promptly, and either party, in the case described in clause (i) above, or Landlord, in the cases described in clauses (ii) or (iii) above, within thirty (30) days after any such damage or destruction, shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice.

          16.2. In the event of fire or other casualty damage, provided this Lease is not terminated pursuant to the terms of this Paragraph 16 and is otherwise in full force and effect, Landlord shall proceed promptly and diligently to restore the Demised Premises to substantially its condition prior to the occurrence of the damage. Landlord shall not be obligated to repair or restore any alterations, additions, fixtures or equipment which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave the same on the Demised Premises as of the expiration or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs as may be incurred by Landlord in connection therewith.

          16.3. Landlord shall not insure any improvements or alterations to the Demised Premises in excess of Exhibit "B", tenant improvements, or any
                                  -----------
fixtures, equipment or other property of Tenant. Tenant shall, at its sole expense, insure the value of its leasehold improvements, fixtures, equipment and personal property located in or on the Demised Premises, for the purpose of providing funds to Landlord to repair and restore the Demised Premises to substantially its condition prior to occurrence of the casualty occurrence. If there are any such alterations, fixtures or additions and Tenant does not assure or agree to assure payment of the cost of restoration or repair as aforesaid, Landlord shall have the right to restore the Demised Premises to substantially the same condition as existed prior to the damage, excepting such alterations, additions or fixtures.

          16.4. The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs and restoration of the Demised Premises or of the Building within one hundred and eighty (180) days after commencement of the work, even if Landlord had in good faith notified Tenant that the repair and restoration could be completed within such period, provided that Landlord commences such work promptly and proceeds diligently with such repair and restoration. In the case of damage to the Demised Premises which is of a nature or extent that Tenant's continued occupancy is in the judgment of Landlord substantially impaired, then the Fixed Rent and Additional Rent otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment. Tenant shall be responsible to repair all of Tenants' leasehold improvements and all equipment, fixtures and personal property located in or on the Demised Premises subject to Article 8 and/or Exhibit "C" and to such other reasonable conditions as Landlord may require. No
-----------
compensation or claim, or diminution of rent will be allowed, or paid by Landlord, by reason of inconvenience, annoyance, or injury to business, arising from the necessity of repairing the Demised Premises or any portion of the Building.

          17. INSURANCE; INDEMNIFICATION OF LANDLORD; WAIVER OF SUBROGATION.

          17.1. (a) Tenant agrees, at its sole cost and expense, to maintain comprehensive general liability insurance naming Landlord as an additional insured, which insurance shall protect Landlord and Tenant from liability with respect to accidents occurring on the Leased Premises or arising out of the use thereof. Tenant shall maintain in full force and effect, at its own expense, comprehensive general liability insurance (including a contractual liability and fire legal liability insurance endorsement) naming as an additional insured Landlord and Landlord's managing agent, if any, against claims for bodily injury, death or property damage in amounts no less than

$1,000,000.00 (or such higher limits as may be reasonably determined by Landlord from time to time) and business interruption insurance in an amount equal to Tenant's gross income for twelve (12) months. All policies shall be issued by companies having a Best's financial rating of A or better and a size class rating of XII (12) or larger otherwise acceptable to Landlord. At or prior to the Lease Commencement Date, Tenant shall deposit the policy or policies of such insurance, or certificates thereof, with Landlord and shall deposit with Landlord renewals thereof at least fifteen (15) days prior to each expiration. Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least thirty (30) days prior written notice to Landlord and Landlord's managing agent, if any, that no act or omission of Tenant shall invalidate the interest of Landlord under said insurance and expressly waiving all rights of subrogation as set forth below. At Landlord's request, Tenant shall provide Landlord with a letter from an authorized representative of its insurance carrier stating that Tenant's current and effective insurance coverage complies with the requirements contained herein.

               (b)       (i)    Landlord agrees, at its sole cost and expense,
to maintain comprehensive general liability insurance naming Tenant as an additional insured, which insurance shall protect Landlord and Tenant from liability with respect to accidents occurring within the Building (excluding the Demised Premises), and those occurring on or about the common and public areas of the Building. Landlord shall maintain in full force and effect, at its own expense, comprehensive general liability insurance (including a contractual liability and fire legal liability insurance endorsement), naming as an additional insured Tenant, against claims for bodily injury, death or property damage in amounts no less than the amount Tenant is then required to maintain under Paragraph 17.1(a) above.

                         (ii)   Landlord agrees, at its own cost and expense, to
maintain fire and extended coverage insurance in so-called "all-risk" form upon the Building. Such coverage shall include damage done by fire and/or other casualty typically covered under an all risk policy for comparable office buildings in the vicinity of the Building. Such insurance shall be in an amount equal to one hundred percent (100%) of the full replacement value of the Building.

                         (iii)  All policies obtained by Landlord under
Paragraph 17.1(b) shall be issued by companies having a Best's financial rating of A or better and a size class rating of XII (12) or larger otherwise acceptable to Landlord. At or prior to the Lease Commencement Date, Landlord shall deposit certificates of such insurance with Tenant and shall deposit with Tenant renewals thereof at least fifteen (15) days prior to each expiration. Said certificates of insurance shall have attached thereto an endorsement that such policy shall not be canceled without at least thirty (30) days prior written notice to Tenant, that no act or omission of Landlord shall invalidate the interest of Tenant under said insurance and expressly waiving all rights of subrogation as set forth below. At Tenant's request, Landlord shall provide Tenant with a letter from an authorized representative of its insurance carrier stating that Landlord's current and effective insurance coverage complies with the requirements contained herein.

                         (iv)   The reasonable cost of the insurance maintained
by Landlord under Paragraph 17(b) hereof shall be included as an operating expense of the Building.

          17.2. Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by insurance then in force, even if any such fire or other casualty occurrence shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. This release shall be applicable and in full force and effect, however, only to the extent of and with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsement to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder. To the extent available, Landlord and Tenant further agree to provide such endorsements for said insurance policies agreeing to the waiver of subrogation as required herein.

     18. DEFAULT. Any other provisions in this Lease notwithstanding, it shall be an event of default ("Event of Default") under this Lease if: (i) Tenant fails to pay any installment of Fixed Rent, Additional Rent or other sum payable by Tenant hereunder when due and such failure continues for a period of ten (10) days after notice, or (ii) Tenant fails to observe or perform any other covenant or agreement of Tenant herein contained and such failure continues after written notice given by or on behalf of Landlord to Tenant for more than fifteen (15) days, provided, however, in the event such covenant or agreement is not capable of completion within said fifteen (15) day period, then the period of time for such remedial action shall be extended so long as Tenant commences such action to correct within said fifteen (15) day period and diligently pursues the same to completion, or (iii) Tenant uses or occupies the Demised Premises other than as permitted hereunder, or (iv) Tenant assigns or sublets, or purports to assign or sublet, the Demised Premises or any part thereof other than in the manner and upon the conditions set forth herein, or (v) Tenant abandons the Demised Premises or without Landlord's prior written consent, Tenant removes or attempts to remove or manifests an intention to remove all of Tenant's property from the Demised Premises other than in the ordinary and usual course of business, or
(vi) Tenant files a petition commencing a voluntary case, or has filed against it a petition commencing an involuntary case, under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under any similar law, or files or has filed against it a petition or answer in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law, and, in the case of any such involuntary action, such action shall not be dismissed, discharged or denied within one hundred fifty (150) days after the filing thereof, or Tenant consents or acquiesces in the filing thereof, or (vii) if Tenant is a banking organization, Tenant files an application for protection, voluntary liquidation or dissolution applicable to banking organizations, or (viii) a custodian, receiver, trustee or liquidator of Tenant or of all or substantially all of Tenant's property or of the Demised Premises shall be appointed in any proceedings brought by or against Tenant and, in the latter case, such entity shall not be discharged within one hundred fifty (150) days after such appointment or Tenant consents to or acquiesces in such appointment, or (ix) Tenant shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due. The notice and grace period provisions in clauses (i) and (ii) above shall have no application to the Events of Default referred to in clauses (iii) through (ix) above.

     19.  REMEDIES OF LANDLORD.

          19.1. In case of an Event of Default set forth in Paragraph 18, reentry by Landlord, termination of this Lease, and/or dispossession by summary proceedings or otherwise, (i) the Rent shall become due thereupon and be paid by Tenant up to the time of such default, reentry, termination or dispossession, whichever shall later occur; (ii) Landlord may relet the Demised Premises or any part of parts thereof, either in the name of Landlord or otherwise, for a term which may, at Landlord's sole option, be less than or exceed the period which would otherwise have constituted the balance of the Term, upon such terms and conditions as Landlord, in its sole discretion may determine, including without limitation concessions of free rent; and (iii)

Tenant or the legal representative of Tenant shall also pay Landlord, in monthly installments, as fixed and liquidated damages (but not as a penalty) for the failure of Tenant to observe and perform Tenant's said covenants herein contained, for each month of the period which would otherwise have constituted the balance of the then Term, any deficiency between (x) the sum of (a) one monthly installment of Fixed Rent, (b) the Tax Rent that would have been payable for the month in question but for such reentry or termination, and (c) the current monthly Operating Expense Rent, and (y) the net amount, if any, of the rents collected on account of the lease or leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the then Term. In computing such liquidated damages, there shall be added to said deficiency such expenses as Landlord (in its prudent business judgment) may incur in connection with any such reletting, including, without limitation, court costs, attorneys' fees and disbursements, brokerage fees and any other costs incurred in connection with putting and keeping the Demised Premises in good order, or for preparing the same for reletting as hereinafter provided; all of which shall be considered as Additional Rent. Notwithstanding anything herein to the contrary, any such liquidated damages shall be paid in monthly installments by Tenant on the day specified in this Lease for the monthly payment of Fixed Rent and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at Landlord's sole option, may make such alterations, repairs, replacements and/or decorations in the Demised Premises, as Landlord's sole judgment considers advisable and necessary for the purpose of reletting the Demised Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the Demised Premises, or, in the event that the Demised Premises are relet, for failure to collect the rent thereof under such reletting.

          19.2. Notwithstanding the provisions of Paragraph 19.1 hereof, in the event of any such default, reentry, termination and/or dispossession, Landlord shall have the right in its sole discretion, to elect, in place and instead of holding Tenant so liable, as set forth in Paragraph 19.1 hereof, forthwith to recover against Tenant the fixed and liquidated damages provided in Paragraph 19 hereof.

          19.3. In the event of a breach or threatened breach by Tenant of any covenant or provision hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity not otherwise herein provided. Mention in this Lease of any particular right or remedy shall not preclude Landlord from invoking any other right or remedy.

          19.4. Tenant hereby expressly waives, for and on behalf of itself and all parties claiming through, under, or as Tenant, the services of notice of intention to reenter or to institute legal proceedings to that end.

          19.5. In the event either party defaults in any of the terms and provisions of this Lease, the defaulting party agrees to pay to the non-defaulting party, upon demand, all sums expended by the non-defaulting party in connection with said default including, but not limited to, all court costs and reasonable attorneys' fees. In the event the non-defaulting party has instituted legal action against the defaulting party for collection of sums due hereunder, then the non-defaulting party shall be entitled to collect attorneys' fees of up to fifteen percent (15%) of the amount of the judgment, plus costs. If Landlord is the non-defaulting party, then all of the above costs incurred by Landlord in the paragraph shall be considered Additional Rent.

          19.6.  Survival of Tenant's Obligations.  No expiration or termination
                 --------------------------------
of this Term pursuant to Paragraph 18
above or by operation of law or otherwise (except as expressly provided herein), and no repossession of the Demised Premises or any part thereof pursuant to Paragraph 18 above or otherwise shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination or repossession, and Landlord may, at its option, sue for and collect all rent and other charges due hereunder at any time as and when such charges accrue.

          19.7.  Waiver of Redemption.  Tenant hereby expressly waives any and
                 --------------------
all rights of redemption granted by or under any present or future law in the event this Lease is terminated, or in the event of Landlord obtaining possession of the Demised Premises, or Tenant is evicted or dispossessed for any cause, by reason of violation by Tenant of any of the provisions of this Lease.

          19.8.  Not Exclusive Right.  No right or remedy herein conferred upon
                 -------------------
or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

     20. LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant and the same shall continue for at least ten (10) days after notice of such default from Landlord to Tenant, in the Event of a Default as set forth in Paragraph 18(i) hereof, and fifteen (15) days in the Event of a Default as set forth in Paragraph 18(ii) hereof, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of Landlord's expense, with interest accruing and payable thereon at an annual rate (the "Default Rate") equal to the sum of the prime rate of interest published in the Eastern Edition of the Wall Street Journal as the "Prime Rate", plus two
                           -------------------
percent (2.0%), from the date paid or incurred by Landlord to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such payment and interest shall constitute Additional Rent hereunder due and payable (i) within the next twenty (20) days or (ii) with the next monthly installment of Fixed Rent; but the making of such payment or the taking of such action by Landlord shall not operate to cure such default by Tenant or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

     21. TENANT'S ACCEPTANCE LETTER - ESTOPPEL CERTIFICATES. Each of the parties agree that it will, at any time and from time to time, within ten (10) days following written notice by the other party hereto specifying that it is given pursuant to this Paragraph, execute, acknowledge and deliver to the party who gave such notice, a written instrument stating whether this Lease has been modified and whether the Lease is in full force and effect, the date to which the Rent and any other payments due hereunder from Tenant have been paid in advance, if any, and stating whether or not to the reasonable knowledge of the signer of such certificate that the other party is not in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default. In the event that Tenant fails to execute any such certificate within the applicable ten (10) day period, then Landlord shall have the right to give Tenant a second written notice which states that if Tenant fails to execute and deliver such certificate within ten (10) days after its receipt of such second notice, Landlord shall have the right to sign such certificate on Tenant's behalf as Tenant's attorney-in-fact. In the event that Tenant fails to execute any such instrument within ten (10) days after its receipt of any such second notice, then Tenant shall be deemed to have appointed Landlord as its attorney-in-fact for the sole purpose of executing such certificate.

     22. HOLDOVER BY TENANT. In the event that Tenant remains in possession of the Demised Premises after the expiration of the Term, and without the execution of a new Lease, Tenant understands and agrees that Tenant shall be deemed to be occupying said Demised Premises as a tenant from month to month, at a monthly rental equal to 125% the sum of (i) the monthly installment of Fixed Rent payable during the last month of the Term, (ii) the Operating Expense Rent payable for 1/12th of the then current operating expense, (iii) the Tax Rent payable for 1/12th of the then current tax expense and (iv) all other sums due hereunder, subject to all the other conditions, provisions and obligations of this Lease, insofar as the same are applicable to a month-to-month tenancy. Without limiting any rights and remedies of Landlord resulting by reason of the wrongful holding over by Tenant, or creating any right in Tenant to continue in possession of the Demised Premises, all Tenant's obligation with respect to the use, occupancy and maintenance of the Demised Premises shall continue during such period of unlawful retention.

     23. ENERGY REBATES. (a) In the event Tenant, in the exercise of its sole discretion, elects to cause to be installed in the Demised Premises any energy efficient light fixtures, energy efficient light bulbs and/or other related equipment and machinery (collectively, the "Energy Efficient Equipment"), and the installation of such Energy Efficient Equipment in the Demised Premises would enable either Landlord or Tenant to receive any sums of money (collectively, the "Energy Rebates") from any governmental entity or utility company, then, (i) upon Tenant's request, Landlord, at no cost to Tenant, shall either sign all applications or documents which are needed to process and/or obtain the Energy Rebates, or shall permit Tenant to execute and process such applications and documents in Landlord's name, (ii) Landlord will, at no cost to Tenant, cooperate with Tenant in obtaining such Energy Rebates, including, without limitation, supplying all information that is in Landlord's or Landlord's agents' or contractors' possession and which is needed to obtain or apply for Energy Rebates, and (iii) in the event that the Energy Rebates, or any portion of the Energy Rebates, is paid to Landlord, then Landlord shall pay the full amount of the same to Tenant within ten (10) days after Landlord's receipt thereof. Despite the foregoing, if Landlord incurs substantial costs in assisting Tenant under this Paragraph 23(a), then Tenant shall reimburse Landlord for the reasonable, actual, administrative costs that are so incurred by Landlord.

          (b) It is expressly understood and agreed that in the event the Energy Efficient Equipment reduces the amount of electricity consumed in the Demised Premises, then Landlord shall not be obligated to pay to Tenant the "Savings Cost" (as defined below). The "Savings Cost" shall mean the product of (i) [the difference between (x) the amount of electricity that would have been consumed in the Demised Premises if the Energy Efficient Equipment had not been installed, and (y) the amount of electricity that was actually consumed in the Demised Premises], multiplied by (ii) the dollar amount charged by the utility
                   -------------
company to supply electricity to the Building.

     24. SURRENDER OF DEMISED PREMISES. Tenant shall, at the end of the Term, or any extension thereof, promptly surrender the Demised Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear.

     25. SUBORDINATION. Subject to the provision of Paragraph 10.2, this Lease is, and all of Tenant's rights hereunder are subject and subordinate to any ground or underlying lease that now exists, or may hereafter be placed on the Building or any part thereof, and subject to the provisions of Paragraph 10.2, the same shall be subject and subordinate to any mortgages or deeds of trust that now exist or may hereafter be placed upon the Building, or any part thereof, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, modifications, consolidations and extensions thereof. Subject to the provisions of Paragraph 10.2, Tenant will attorn to and recognize the lessee or the transferee of lessee's interest under any such ground or underlying lease, or the purchaser at any foreclosure sale or at any sale under a power of sale contained in any such mortgage or deed of trust, as the case may be, as Landlord under this Lease for the balance then remaining of the Term, subject to all of the terms of this Lease, and Tenant shall execute and deliver whatever instrument may reasonably be required to acknowledge such subordination and agreement to attorn in recordable form. In the event that Tenant fails to execute any such instrument within ten (10) days after Landlord's written request, then Landlord shall have the right to give Tenant a second written notice which states that if Tenant fails to execute and deliver such certificate within ten (10) days after its receipt of such second notice, Landlord shall have the right to sign such certificate on Tenant's behalf as Tenant's attorney-in-fact. In the event that Tenant fails to execute any such instrument within ten (10) days after its receipt of any such second notice, then Tenant shall be deemed to have appointed Landlord as its attorney-in-fact for the sole purpose of executing such certificate. Subject to the provisions of Paragraph 10.2, any mortgagee or trustee under any such mortgage or deed of trust, or the lessor under any such ground or underlying lease, may elect that this Lease shall have priority over its mortgage, deed of trust or lease, and upon notification of such election by such mortgagee, trustee or lessor to Tenant, this Lease shall be deemed to have priority over said mortgage, deed of trust or ground or underlying lease whether this Lease is dated prior to, or subsequent to the date of said mortgage, deed of trust or lease, and Tenant covenants and agrees, by its execution thereof, to execute an instrument or instruments so providing, in recordable form, at any time so requested by Landlord.

     26. BROKERS. The parties agree that THE MICHAEL COMPANIES (the "Broker") and BARRUETA & ASSOCIATES (the "Cooperating Broker") are the real estate broker and cooperating broker, respectively, who have brought the parties together in connection with the transactions contemplated hereby (and Landlord shall be responsible for all brokerage commissions to be paid to Broker and Cooperating Broker on the terms and conditions set forth in a separate agreement between Landlord and Broker and Cooperating Broker). Each party represents and warrants to the other that he, she or they have not made any agreement or taken any action which may cause anyone (other than Broker or Cooperating Broker) to become entitled to a commission as a result of the transactions contemplated by this Lease, and each will indemnify and defend the other from any and all claims, actual or threatened, for compensation by any such third person (other than Broker or Cooperating Broker) by reason of such party's breach of his, her or their representation or warranty contained in this Paragraph 26.

     27. NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed to have been given (i) if hand delivered or sent by an express mail or delivery service or by courier, then if and when delivered to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby), or (ii) if mailed, then on the next business day following the date on which such communication is deposited in the United States mails, by first class certified mail, return receipt requested, postage prepaid, and addressed to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby). All notices and communications to Tenant may also be given by leaving same at the Demised Premises during the business hours set forth in Paragraph 9 hereof.

          If to Landlord:

          11720 Beltsville Drive, Suite 1000
          Beltsville, Maryland 20705

With a copy to:

          Nylen & Gilmore, P.A.
          4061 Powder Mill Road
          Suite 300
          Calverton, Maryland 20705
          Attn:  Edward W. Nylen, Esquire

     If to Tenant:

          if prior to occupancy to:

          8630 Fenton Street, Suite 300
          Silver Spring, Maryland 20910

          if after occupancy:

          11735 Beltsville Drive
          Beltsville, MD  20705


With a copy to:

          Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
          11921 Rockville Pike, Third Floor
          Rockville, Maryland 20852
          Attn:  Christopher C. Roberts, Esq.

     28.  MISCELLANEOUS.

          28.1.  Successors and Assigns.  The obligations of this Lease shall be
                 ----------------------
binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided that Landlord and each successive owner of the Building and/or the Land shall be liable only for obligations accruing during the period of its ownership or interest in the Building and/or Land and from and after the transfer by Landlord or such successive owner of its ownership or other interest in the Building, Tenant shall look solely to the successors in title for the performance of Landlords' obligations hereunder arising thereafter.

          28.2.  Waivers.  No delay or forbearance by Landlord in exercising any
                 -------
right or remedy hereunder or in undertaking or performing any act or matter which is not expressly required to be undertaken by Landlord shall be construed, respectively, to be a waiver of Landlord's rights or to represent any agreement by Landlord to undertake or perform such act or matter thereafter.

          28.3.  Waiver of Trial by Jury.  It is understood and agreed by and
                 -----------------------
between Landlord and Tenant that the respective parties hereto shall, and do hereby waive trial by jury in any action, proceeding or counterclaim brought by any party hereto on any matters not relating to personal injury or property damage, but otherwise arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises, and any statutory emergency or any other statutory remedy.

          28.4.  Time of the Essence.  All times, wherever specified herein for
                 -------------------
the performance by Landlord or Tenant of their respective obligations hereunder, are of the essence of this Lease.

          28.5.  Binding Effect of Lease.  The covenants, agreements and
                 -----------------------
obligations herein contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. Notwithstanding the foregoing, however, the provisions of this Paragraph shall not, in any event be construed to affect, modify or change the prohibitions upon assignment or subletting by Tenant hereunder. Each covenant, agreement, obligation or other provision herein contained, shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, not dependent on any other provision of this Lease unless otherwise expressly provided herein. Further, if any provision of this Lease or the application thereof, for any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          28.6.  Applicable Law and Construction.  The laws of the State in
                 -------------------------------
which the Building is located shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision hereof. The submission of this document to Tenant for examination does not constitute an offer to lease, or a reservation of or option to lease, and becomes effective only upon execution and delivery thereof by Landlord and Tenant. All negotiations, considerations, representations and understandings between the parties are incorporated in this Lease. Whenever herein the singular number is used, the same shall include the plural and the neuter gender shall include the masculine and feminine genders.

          28.7.  Corporate/Partnership Authority.  If Tenant is a corporation,
                 -------------------------------
each person signing this Lease on behalf of Tenant represents and warrants that he/she has full authority to do so and that this Lease is fully and completely binding on the corporation. If at any time during the Term hereunder or Tenant shall change its corporate name, by operation of law or otherwise, Tenant shall deliver to Landlord a copy of a certificate of name change filed with the State of Tenant's jurisdiction evidencing such name change, or such other evidence of Tenant's name change and authority as is reasonably acceptable to Landlord. Such evidence shall be delivered to Landlord within ten (10) days of Tenant's official name change, or, if not so delivered, then upon ten (10) days request from Landlord. If Landlord is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he/she or it is a general partner of the partnership, that he/she or it has full authority to sign for the partnership and that this Lease is completely and fully binding on the partnership. Landlord shall give written notice to Tenant of any general partner's withdrawal or addition, and, in the event of a name change of the partnership, the same conditions regarding a name change of a corporate Tenant, as stated above, shall apply.

          28.8.  Amendment and Modification.  This Lease, including all Exhibits
                 --------------------------
hereto, each of which is incorporated in this Lease, contains the entire agreement between the parties hereto, and shall not be amended, modified or supplemented unless by agreement in writing signed by both Landlord and Tenant.

          28.9.  Headings and Terms.  The title and headings and table of
                 ------------------
contents of this Lease are for convenience of reference only and shall not in any way be utilized to construe or interpret the agreement of the parties as otherwise set forth herein. The term "Landlord" and term "Tenant" as used herein shall mean, where appropriate, all persons acting by or on behalf of the respective parties, except as to any required approvals, consents or amendments, modifications or supplements hereunder when such terms shall only mean the parties originally named on the first page of this Lease as Landlord and Tenant, respectively, and their agents so authorized in writing.

     IN WITNESS WHEREOF, the parties hereto have cause this Agreement of Lease to be executed on the day and year first above written.

WITNESS/ATTEST                      LANDLORD:
                                    --------

                                    CARROLLTON ENTERPRISES
                                    ASSOCIATES LIMITED PARTNERSHIP,
                                    a Maryland limited partnership



/s/ Sally P. McCash                 By:    /s/ Albert W. Turner
----------------------------             ----------------------------------
   Sally P. McCash                            General Partner

                                    TENANT:
                                    ------

                                    MACRO INTERNATIONAL INC.,
                                    a Delaware corporation


/s/ Steven Fulton                   By:    /s/ Frank Quirk
-----------------------------            ----------------------------------
                                         Frank Quirk, President

                            SECRETARY'S CERTIFICATE
                               (Corporate Tenant)

     I, Steve Fulton, Assistant Secretary of Macro International Inc., a Delaware Corporation, do hereby certify that the foregoing and annexed Lease was executed and delivered pursuant to, and in strict conformity with, the provisions of a resolution of the Board of Directors of said corporation, passed at a regularly called meeting of said Board of Directors, in lieu of a meeting, in conformity with the laws of the state of incorporation of said corporation.



August 27, 1993                     /s/ Steve Fulton
----------------------------        -------------------------------
Date                                Steve Fulton
                                    Assistant Secretary

                                  EXHIBIT "A"

                                [Paragraph 1.1]


To Lease dated: ______________
Tenant's Initial: _____________     Landlord's Initial: ___________

                           Site Plan and Floor Layout
                       Showing Tenant's Demised Premises

                                  EXHIBIT "B"

                                LANDLORD'S WORK
                                ---------------
                                [Paragraph 7.1]

To Lease dated: ______________
Tenant's Initial: _____________     Landlord's Initial: ___________

     Tenant, at its sole cost and expense, shall prepare a set of plans and specifications, as referred to in Article III, Section 3.2. Landlord, at Landlord's sole cost and expense, except as otherwise expressly specified in this Exhibit "B", and in the foregoing Lease, shall furnish and install in and to the Demised Premises the following Building Shell and Core:

     1. All necessary exterior walls and core walls to be finished in a manner consistent with existing finish levels. The core walls for which Landlord shall be responsible are the walls enclosing fire vestibules, columns, floor openings, stairs and stair openings, restrooms, mechanical rooms, telephone and equipment rooms, vertical penetration and base building elevator shafts.

     2. A Building HVAC system (befitting those typically found in first class office buildings), including all the equipment in mechanical rooms, all piping, plumbing and electrical wiring and all supply, exhaust and other lines, ducts and shafts necessary for distribution to the mechanical room of each floor and the primary distribution ducts in the Premises connected to the main building ducts.

     3. Complete building electrical systems, including, but not limited to, all necessary pipes, conduit and electrical connections necessary to supply power of at least five (5) watts per square foot of floor space to the electrical closet on each floor. Tenant shall not incur additional costs for electrical power usage unless Tenant's usage exceeds five (5) watts per rentable square foot.

     4. All necessary fire and life-safety systems required in the base building to meet all applicable codes.

     5. All necessary facilities and modes of ingress and egress in the base building to meet all provisions of the Americans with Disabilities Act.

     6. Sprinkler risers and a main loop, and sprinkler piping shall be installed by Landlord.

     7. Complete men's and women's restrooms with building standard finishes, and water fountains.

     8.   Building standard window coverings on all exterior windows.

     9.   Telephone risers and board to a telephone room on each floor.

     10. Finished concrete floors, broom clean, throughout the Premises. Floors level to within industry standard tolerances ready for tenant build-out.

     11. Finished elevator lobbies on each floor per building standard specifications.

     12. Finished common areas on each multi-tenanted floor per building standard specifications, it being understood and agreed that Landlord shall not be obligated to so finish the common areas on the seventh floor of the Building until the earlier to occur of the following: (a) the date upon which Tenant has given Landlord a written notice under Paragraph 2.1 of the Lease that it desires to lease some, but not all, of the remaining space located on the seventh floor of the Building, or (b) the date on which the time for giving such notice under Paragraph 2.1 of the Lease has passed without the Tenant having exercised its right to lease any additional space on the seventh floor.

     13. First-class security card system which prevents parties other than Tenant (and its employees) from gaining after-hours access to the Demised Premises from the elevators located in the Building. Landlord, at its sole cost and expense, shall provide Tenant with one security access card for each of Tenant's employees, provided the total number of cards to be so provided by Landlord at its sole cost and expense shall not exceed 325. If Tenant requests any additional cards, such cards shall be supplied by Landlord to Tenant at Landlord's actual cost.

     Notwithstanding anything in the Lease or this Exhibit "B" to the contrary,
                                                   -----------
to the extent that as of the date of this Lease, Landlord has not purchased or installed any of the items set forth above on this Exhibit "B", Tenant shall
                                                   -----------
have the right, in the exercise of its sole discretion, to waive the performance by Landlord of any item or items set forth on this Exhibit "B". If Tenant so
                                                   -----------
notifies Landlord, in writing, that Tenant will not require Landlord to perform any such item, then Tenant shall receive a credit, equal to the full cost that Landlord would have incurred for causing such item to be constructed or performed, including all material costs, labor costs and profit and overhead.
In the event that Landlord and Tenant are unable to mutually agree upon the amount of such credit, then (a) Landlord's architect and Tenant's architect shall mutually select a party to determine the amount of such credit, (b) such party's determination of the amount of the credit shall be binding upon Landlord and Tenant, and (c) Landlord and Tenant shall pay the cost of their respective architects and the costs of the party selected by such architects shall be equally shared by Landlord and Tenant.

                                  EXHIBIT "C"

                                 TENANT'S WORK
                                 -------------

                                [Paragraph 7.2]

To be attached in accordance with the provisions of Paragraph 7.2.

                                  EXHIBIT "D"

                             RULES AND REGULATIONS
                             ---------------------

                               [Paragraph 11.10]

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls, or other parts of the Building not occupied by any Tenant shall not be obstructed or encumbered by any Tenant, or used for any purpose other than ingress and egress to and from the Demised Premises, and if the Demised Premises are situated on the ground floor of the Building the Tenant thereof shall, at said Tenant's own expense, keep the sidewalks and curb directly in front of said Demised Premises clean and free from ice and snow. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants general. No tenant shall permit the visit to the Demised Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building.

     2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the Landlord. No drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with any window or door of the Demised Premises, without the prior written consent of the Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

     3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside or inside of the Demised Premises, or Building, without the prior consent of the Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors shall be inscribed, painted or affixed for each Tenant by the Landlord at the expense of such Tenant, and shall be a size, color and style acceptable to the Landlord. Such consent shall not be unreasonably withheld.

     4. No show case or other articles shall be put in front of, or affixed to, any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of the Landlord.

     5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweeping rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     6. There shall be no marking, drilling into or in any way defacing any part of the Demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted. Tenant shall not construct, maintain, use or operate within the Demised Premises or elsewhere, within or on the outside of the Building, any electric device, wiring or apparatus in connection with a loud speaker system or any muzak or other internal music system.

     7. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the premises, and no cooking shall be done or permitted by any Tenant on said premises. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Demised Premises. Nothing herein shall prevent Tenant from constructing and utilizing a lounge containing a small stove, sink and refrigerator in the Demised Premises; however, Tenant must obtain Landlord's approval which will not unnecessarily be withheld.

     8. No space in the Building shall be used for manufacturing, or for the sale of merchandise, goods or property of any kind at auction; however, Tenant must obtain Landlords' prior approval which will not unnecessarily be withheld.

     9. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No Tenant shall throw anything out of the doors or windows or down the corridors or stairs.

     10. No inflammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon the Demised Premises.

     11.  The doors leading to the corridors or main halls shall be kept closed
during business hours except as they may be used for ingress or egress.   Each
Tenant shall, upon the termination of his tenancy, restore to Landlord all keys of stores, offices, storage, and toilet rooms either furnished to, or otherwise procured by such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to Landlord the cost thereof.

     12. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or its Agent may determine from time to time and in the elevator designated for such use. The Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

     13. Any person employed by any Tenant to do janitor work within the Demised Premises must obtain Landlord's consent and such person shall, while in the Building and outside of said Demised Premises, comply with all instructions issued by the Superintendent of the Building. No Tenant shall engage or pay any employees on the Demised Premises, except those actually working for such Tenant on said premises.

     14. The Landlord reserves the right to exclude from the Building, at all times, any person who is not known or does not properly identify himself to the building management or watchman on duty. Landlord may, at his option, require all persons admitted to or leaving the Building between the hours of 6:00 p.m. and 8:00 a.m., Monday through Saturday, Sundays and legal holidays to register. Each Tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to the Landlord for all acts of such persons.

     15. The premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

     16. Each Tenant, before closing and leaving the Demised Premises, at any time, shall see that all windows are closed, all lights turned off and all doors locked.

     17. The requirements of Tenants will be attended to only upon application at the office of the Building. Employees shall not perform any work or do anything outside of the regular duties, unless under special instruction from the management of the Building.

     18. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent same.

     19. No water cooler, plumbing or electrical fixtures shall be installed by any Tenant. However, Tenant may request Landlord's prior approval which will not unnecessarily be withheld.

     20. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     21. Access plates to under-floor conduits shall be left exposed. Where carpet is installed, carpet shall be cut around access plates. Landlord hereby consents to the installation of wall receptacles as mutually approved. Tenant must obtain Landlord's prior approval which will not unnecessarily be withheld.

     22. Mats, trash or other objects shall not be placed in the public corridors.

     23. The Landlord does not maintain suite fixtures which are non-standard; such as wallpaper, special lights, etc. Notwithstanding anything in the Lease or in this Exhibit "D" to the contrary, Landlord, at its sole cost and expense, shall perform or cause to be performed daily (a) maintenance and cleaning of all bathrooms that are located in the Demised Premises, and (b) sweeping and mopping of the floors of all kitchens that are located in the Demised Premises.
However; should the need for repairs arise, the Landlord will arrange for the work to be done at the Tenant's expense.

     24. Drapes installed by the Landlord for the use of the Tenant, or drapes installed by the Tenant, which are visible from the exterior of the Building, must be cleaned by the Tenant at least once a year, without notice, at said Tenant's own expense.

     25. The Landlord will furnish and install light bulbs for "standard fixtures", which "standard fixtures" are specified in Exhibit "C". For special fixtures, Tenant will stock his own bulbs, which will be installed by the Landlord when so requested by the Tenant.

     26. Violation of these Rules and Regulations or any amendments thereto, shall constitute a breach of this Lease, at the option of the Landlord.

     27. The Landlord may, upon request by any Tenant, waive the compliance by such Tenant of any of the foregoing Rules and Regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (ii) any such waiver shall not relieve such Tenant from the obligation to comply with such Rules and Regulations in the future, unless expressly consented to by Landlord, and (iii) no waiver granted to any Tenant shall relieve any other Tenant from the obligation of complying with the foregoing Rules and Regulations, unless such other Tenant has received a similar waiver in writing from Landlord.

                                  EXHIBIT "E"

                           TENANT'S ACCEPTANCE LETTER
                           --------------------------

                                [Paragraph 2.1]

                                                     Date: August 27, 1993
                                                           ------------------

Carrollton Enterprises Associates
 Limited Partnership
11720 Beltsville Drive
Suite 1000
Beltsville, Maryland  20705

     RE:  Calverton Office Park Building

Gentlemen:

     With reference to our Lease of the above described premises, of which Carrollton Enterprises Associates Limited Partnership is now the owner and Landlord, and the undersigned is Tenant, said Tenant certifies as follows:

     1. The Term of this Lease shall begin on the ___ day of _____________, 19___, and expires on the ____ day of _____________, 19___.

     2.   Tenant's Fixed Rent shall be as follows:

          Lease Year          Annual Fixed        Per Square
          ----------          ------------        ----------
                                 Rental               Foot

              1                $1,212,566           $16.75
              2                 1,236,455            17.08
              3                 1,260,345            17.41
              4                 1,284,958            17.75
              5                 1,310,295            18.10
              6                 1,335,632            18.45
              7                 1,361,694            18.81
              8                 1,387,755            19.17
              9                 1,415,264            19.55
              10                1,442,773            19.93

     3.   That, no rental has been paid in advance.

     4. That, except as set forth below, (i) all conditions under said Lease to be performed by the Landlord prerequisite to the full effectiveness of the Lease have been satisfied, (ii) the construction of the Demised Premises has been approved by Tenant, and (iii) on this date there are no existing defenses or offsets which the Tenant had against the enforcement of said Lease by the
Landlord: ____________________________________________________

     5. That, said Lease is in full force and effect and has not been modified, supplemented or amended in any way, except as follows:
_____________________________________________________

                                    Very truly yours,



                                    ______________________________

COPY TO BE PROVIDED UPON EXECUTION TO MORTGAGEE, CITIZENS BANK OF MARYLAND, 14401 Sweitzer Lane, Laurel, Maryland 20707, Attn: John Howell

                                  EXHIBIT "F"

                                  Definitions

                               [Paragraph 1.2.2]

FLOOR SPACE:
-----------

     All measurements shall be in accordance with the 1989 Washington Board of Realtors standard method of measurement (the "Standard Method") and subject to mutual certification by Landlord's and Tenant's architects. Notwithstanding anything in the Lease to the contrary, in the event that Tenant leases any additional space pursuant to the provisions of Paragraphs 1.2.2, 1.2.3 or 1.2.4 of the Lease, and in the event that Tenant's architect disagrees with Landlord's architect's measurement of such additional space, then (a) Landlord's architect and Tenant's architect shall mutually select a third (3rd) architect to measure the space, (b) the determination of the third (3rd) architect with respect to the measurement of the space, which measurement shall be made based upon the Standard Method, and which shall be binding upon the parties hereto, and (c) and all payments due under the Lease which are based in whole or part upon rentable square footage shall be appropriately adjusted with respect to such additional space, including, without limitation, all payments that are due by Tenant under Paragraphs 3 and 4 of this Lease. Each party shall bear the cost of its architect, and the cost of the third architect shall be shared equally by Landlord and Tenant.

OCCUPY:
------

     The use of control of the Demised Premises by the Tenant, including all times at or after which the Tenant commences its work as delineated in Exhibit "C" hereto.

FLOOR RATIO:
-----------

     The Floor Space divided by the aggregate Floor Space in the Office
Building.

LEASE YEAR:
----------

     A period of twelve (12) consecutive calendar months, the first Lease Year to commence on the first day of the first month following the Commencement Date (or on the Commencement Date, if it shall be the first day of the month) and each succeeding Lease Year to commence on the anniversary date of the first Lease Year.

RENT:
----

     The Annual Fixed Rent, Monthly Fixed Rent, Late Fee Rent, Additional Fixed Rent, Operating Expense Rent, Tax Rent, Insurance Rent, Additional Utility Rent, Security Deposit, and any other amounts payable by Tenant to Landlord under this Lease Agreement.

BASEBALL ARBITRATION PROVISIONS:
-------------------------------

FAIR MARKET VALUE:
-----------------

     The current rental value as agreed on by Landlord and Tenant of comparable buildings to the Building in the Northern Prince George's County, Maryland area, which is considered to be from the western border of Prince George's County to Maryland Route 50. If Landlord and Tenant are unable to agree on Fair Market Value within a reasonable time, both parties will submit to "Baseball Arbitration". Baseball Arbitration shall be defined as:

     (a) Rent for Option Lease Term. During each Option Lease Term, if exercised, Annual Fixed Rent shall be computed as an amount equal to ninety-five percent (95%) of the fair market rental rate of the Demised Premises based on its use during the last Lease Year of the then-current term, but calculated as if the Demised Premises were vacant with Landlord's standard building fit-up installed.

          Landlord and Tenant shall employ the procedure and timetable described below for the purpose of computing the fair market rental rate of the Demised Premises and the Annual Fixed Rent promptly payable during each Option Lease Term:

          (i) Landlord's Notice. No later than the one hundred seventieth (170th) day prior to the expiration of the then-current term (the "Expiration"), Landlord shall send to Tenant notice of its proposed Annual Fixed Rent for the Demised Premises during the Option Lease Term.

          (ii) Tenant's Notice. No later than the one hundred sixty-fifth (165th) day prior to Expiration, Tenant shall send to Landlord notice of its proposed Annual Fixed Rent for the Demised Premises. In the event Tenant does not send Landlord notice of its proposed Annual Fixed Rent as required above, then the Annual Fixed Rent proposed by Landlord pursuant to
                    (i) above shall be deemed the Annual Fixed Rent for such Option Lease Term.

          (iii) First Negotiation. In the event the parties negotiate and agree to an Annual Fixed Rent and have executed a written agreement establishing same on or before the one hundred sixtieth (160th) day prior to Expiration, then said Annual Fixed Rent shall be binding upon the parties commencing with the first (1st) Lease Year of such Option Lease Term.

          (iv) Tenant's Appraiser. In the event the parties have failed to execute such an agreement by said date, then Tenant shall engage an appraiser, who is a member of the American Institute of Real Estate Appraisers (an "MAI Appraiser"), on or before the one hundred fifty-fifth (155th) day prior to Expiration, and shall notify Landlord thereof. In the event Tenant does not engage an MAI Appraiser as required above, then the Annual Fixed Rent last proposed by Landlord shall be deemed the Annual Fixed Rent for the Option Lease Term.

          (v) Tenant's Appraiser's Determination. Not later than the one hundred forty-fifth (145th) day prior to Expiration, Tenant shall deliver to Landlord a copy of its appraiser's determination of the fair market rental as aforesaid. In the event Tenant does not deliver a copy of aforesaid, then the Annual Fixed Rent last proposed by Landlord shall be deemed the Annual Fixed Rent for the Option Lease Term.

          (vi) Second Negotiation. In the event the parties negotiate and agree to an Annual Fixed Rent, and have executed a written agreement establishing the same on or before the one hundred fortieth (140th) day prior to Expiration, then said Annual Fixed Rent shall be binding upon the parties commencing with the first (1st) Lease Year of such Option Lease Term.

          (vii) Landlord's Appraiser. In the event the parties have failed to execute such an agreement by said date, then Landlord shall engage an MAI Appraiser, on or before the one hundred thirty-fifth (135th) day prior to Expiration, and shall notify Tenant thereof. In the event Landlord does not engage an MAI Appraiser as required above, then the Annual Fixed Rent proposed by Tenant's appraiser shall be deemed the Annual Fixed Rent for the Option Lease Term.

          (viii) Landlord's Appraiser's Determination. Not later than the one hundred twenty-fifth (125th) day prior to Expiration, Landlord shall deliver to Tenant a copy of its appraiser's determination of the fair market rental as aforesaid. In the event Landlord does not deliver a copy as aforesaid, then ninety-five percent (95%) of the Annual Fixed Rent last proposed by Tenant's appraiser shall be deemed the Annual Fixed Rent for the Option Lease Term.

          (ix) Third Negotiation. In the event the parties negotiate and agree to an Annual Fixed Rent, and have executed a written agreement establishing the same on or before the one hundred twentieth (120th) day prior to Expiration, then said Annual Fixed Rent shall be binding upon the parties commencing with the first (1st) Lease Year of such Option Lease Term.

          (x) Third Appraiser. In the event the parties have failed to execute such an agreement by said date, then the two (2) MAI Appraisers shall choose a third (3rd) MAI Appraiser. In the event that said two (2) MAI Appraisers cannot agree on the choice of a third (3rd) MAI Appraiser and notify the parties thereof by the one hundred fifteenth (115th) day prior to Expiration, then the President of the Prince George's County Board of Realtors shall choose a third (3rd) MAI Appraiser on or before the one hundred fifth (105th) day prior to Expiration.

          (xi) Third Appraiser's Determination. Not later than the ninetieth (90th) day prior to Expiration, the third (3rd) appraiser shall determine the sum equal to ninety five percent (95%) of the fair market rental rate of the Demised Premises based on its use during the last Lease Year of the then-current term, but calculated as if the Demised Premises were vacant with Landlord's standard building fit-up installed, by selecting as such fair market rental rate either (A) ninety-five percent (95%) of the fair market rental rate proposed by Tenant's MAI Appraiser or (B) ninety-five percent (95%) of the fair market rental rate proposed by Landlord's MAI Appraiser and submitting such determination to each party in writing. Based on said third
                    (3rd) MAI Appraiser's determination, Landlord and Tenant shall promptly thereafter execute a written agreement establishing the aforesaid Annual Fixed Rent, which rent shall be binding upon the parties commencing with the first
                    (1st) Lease Year of such Option Lease Term.

     (b) Extension of Time for Performance. In the event that any of the dates set forth in Paragraph (a) above occurs on a Saturday, Sunday, or holiday, then the time for performance shall be extended to the next business day.

     (c) Base Year Operating Expenses and Taxes. Notwithstanding anything in the Lease or in this Exhibit "F" to the contrary, if Landlord and Tenant are unable to mutually agree upon the base year for operating expenses and Base Year Amount for Taxes during any Option Lease Term, then the same procedure as described in (a) above shall be used to determine such amounts.

     (d) Tenant's Revocation Right. Notwithstanding anything to the contrary contained in Paragraph a above, Tenant shall have the right to revoke its exercise of the option to extend by giving Landlord notice of such revocation within four (4) days after the date the third (3rd) MAI Appraiser submits its determination of the fair market rental rate of the Demised Premises to the parties, or four (4) days after Landlord or Tenant, as the case may be, fails to meet its obligations under paragraph a(ii), (iv), (v), (vii), or (viii) above. If Tenant shall failure to so exercise such right of revocation within such four (4) day period, such right shall be totally extinguished and the Lease shall be extended, as described in paragraph a above. In the event Tenant shall so exercise such right of revocation, Tenant shall surrender the Demised Premiss to Landlord upon the expiration of the then-current term, and Landlord shall be relieved of all liability created by such option to extend and any subsequent option to extend.

     (e) Cost of Appraisers. Each party shall bear the cost of its appraiser and the cost of the third appraiser shall be shared equally by Landlord and Tenant.

ADDITIONAL PREMISES FAIR MARKET VALUE:
-------------------------------------

     The current rental value as agreed on by Landlord and Tenant of comparable buildings to the Building in the Northern Prince George's County, Maryland area, which is considered to be from the western border of Prince George's County to Maryland Route 50. If Landlord and Tenant are unable to agree on Additional Premises Fair Market Value within a reasonable time, both parties will submit to "Baseball Arbitration". Baseball Arbitration shall be defined as:

     (a) Rent for Additional Space. During the Term with respect to any additional space leased by Tenant under Paragraphs 1.2.2, 1.2.3 or 1.2.4 of this Lease (the "Additional Premises"), Annual Fixed Rent shall be computed as an amount equal to the fair market rental rate of the Additional Premises based on its use during the last Lease Year of the then-current term, but calculated as if the Additional Premises were vacant with Landlord's standard building fit-up installed.

Landlord and Tenant shall employ the procedure and timetable described below for the purpose of computing the fair market rental rate of the Additional Premises and the Annual Fixed Rent promptly payable during the Term with respect to such Additional Premises.

          (i) Landlord's Notice. No later than ninety (90) days prior to the Additional Premises Lease Commencement Date (the
                 "Commencement"), Landlord shall send to Tenant a notice of its proposed Annual Fixed Rent for the Additional Premises during the Term .

          (ii) Tenant's Notice. No later than eighty (80) days prior to the Commencement, Tenant shall send to Landlord notice of its proposed Annual

                 Fixed Rent for the Additional Premises. In the event Tenant does not send Landlord notice of its proposed Annual Fixed Rent as required above, then the Annual Fixed Rent for the Additional Premises for the Lease Term.

          (iii) First Negotiation. In the event the parties negotiate and agree to an Annual Fixed Rent and have executed a written agreement establishing same on or before the seventy-fifth (75th) day prior to the Commencement, then said Annual Fixed Rent shall be binding upon the parties commencing with the first (1st) day, but Tenant commences to pay Annual Fixed Rent with respect to such Additional Premises (the "Additional Premises Rent Commencement Date").

          (iv) Tenant's Appraiser. In the event the parties have failed to execute such an agreement by said date, then Tenant shall engage an appraiser, who is a member of the American Institute of Real Estate Appraisers (an "MAI Appraiser"), on or before the seventieth (70th) day prior to the Commencement, and shall notify Landlord thereof. In the event Tenant does not engage an MAI Appraiser as required above, then the Annual Fixed Rent last proposed by Landlord shall be deemed the Annual Fixed Rent for the Additional Premises for the Term.

          (v)    Tenant's Appraiser's Determination. Not later than the sixtieth
                 (60th) day prior to the Commencement, Tenant shall deliver to Landlord a copy of its appraiser's determination of the fair market rental as aforesaid. In the event Tenant does not deliver a copy of aforesaid, then the Annual Fixed Rent last proposed by Landlord shall be deemed the Annual Fixed Rent for the Additional Premises for the Term.

          (vi) Second Negotiation. In the event the parties negotiate and agree to an Annual Fixed Rent, and have executed a written agreement establishing the same on or before the fifty-fifth
                 (55th) day prior to the Commencement, then said Annual Fixed Rent shall be binding upon the parties commencing upon the Additional Premises Rent Commencement Date.

          (vii) Landlord's Appraiser. In the event the parties have failed to execute such an agreement by said date, then Landlord shall engage an MAI Appraiser, on or before the fifty-fifth (55th) day prior to the Commencement, and shall notify Tenant thereof. In the event Landlord does not engage an MAI Appraiser as required above, then the Annual Fixed Rent proposed by Tenant's appraiser shall be deemed the Annual Fixed Rent for the Additional Premises for the Term.

          (viii) Landlord's Appraiser's Determination. Not later than the forty-fifth (45th) day prior to the Commencement, Landlord shall deliver to Tenant a copy of its appraiser's determination of the fair market rental as aforesaid. In the event Landlord does not deliver a copy as aforesaid, then the Annual Fixed Rent last proposed by Tenant's appraiser shall be deemed the Annual Fixed Rent for the Additional Premises for the Term.

          (ix) Third Negotiation. In the event the parties negotiate and agree to an Annual Fixed Rent, and have executed a written agreement establishing the same on or before the fortieth (40th) day prior to the Commencement, then said Annual Fixed Rent shall be binding upon the parties commencing upon the Additional Premises Rent Commencement Date.

          (x) Third Appraiser. In the event the parties have failed to execute such an agreement by said date, then the two (2) MAI Appraisers shall choose a third (3rd) MAI Appraiser. In the event that said two (2) MAI Appraisers cannot agree on the choice of a third (3rd) MAI Appraiser and notify the parties thereof by the thirtieth (30th) day prior to the Commencement, then the President of the Prince George's County Board of Realtors shall choose a third (3rd) MAI Appraiser on or before the twentieth (20th) day prior to the Commencement.

          (xi)   Third Appraiser's Determination. Not later than the tenth
                 (10th) day prior to the Commencement, the third (3rd) appraiser shall determine the fair market rental rate of the Additional Premises based on its use during the last Lease Year of the then-current term, but calculated as if the Additional Premises were vacant with Landlord's standard building fit-up installed, by selecting as such fair market rental rate either (A) the fair market rental rate proposed by Tenant's MAI Appraiser or
                 (B) the fair market rental rate proposed by Landlord's MAI Appraiser and submitting such determination to each party in writing. Based on said third (3rd) MAI Appraiser's determination, Landlord and Tenant shall promptly thereafter execute a written agreement establishing the aforesaid Annual Fixed Rent, which rent shall be binding upon the parties commencing with the Additional Premises Rent Commencement Date.

     (b) Extension of Time for Performance. In the event that any of the dates set forth in Paragraph (a) above occurs on a Saturday, Sunday, or holiday, then the time for performance shall be extended to the next business day.

     (c) Base Year Operating Expenses and Taxes; Concessions. Notwithstanding anything in the Lease or in this Exhibit "F" to the contrary, if Landlord and Tenant are unable to mutually agree upon the base year for operating expenses, the Base Year Amount for Taxes, or the amount of concessions to be granted to Tenant by Landlord (including, without limitation, rental abatement and build-out allowances) with respect to any Additional Premises leased by Tenant hereunder, then the same procedure as described above shall be used to determine such amounts.

     (d) Costs of Appraisers. Each party shall bear the cost of its appraiser and the cost of the third appraiser shall be shared equally by Landlord and Tenant.

                                  EXHIBIT "G"

                       NON-DISTURBANCE AGREEMENT (LENDER)
                       ----------------------------------

                                [Paragraph 10.2]

                                  EXHIBIT "H"

                                 MONUMENT SIGN
                                 -------------

                                [Paragraph 1.6]

                                  EXHIBIT "I"

                               HVAC COST SCHEDULE
                               ------------------

                                [Paragraph 9.1]


          Number of Floors          After Hours HVAC Charges
          ---------------------------------------------------

                1 Floor                  $20.00 per hour

                2 Floors                 $33.98 per hour

                3 Floors                 $47.28 per hour

                4 Floors                 $58.65 per hour

                5 Floors                 $70.72 per hour

                                  EXHIBIT "J"
                   NON-DISTURBANCE AGREEMENT (GROUND LESSOR)
                   -----------------------------------------
                                [Paragraph 10.2]